Exhibit 10.26

NIMBLEGEN SYSTEMS INC.

AWARD AGREEMENT

This Award Agreement, entered into as of September 9, 2003 (the date of grant), is between NimbleGen Systems Inc., a Delaware corporation (the “Company”), and Stanley D. Rose (the “Participant”). All terms used herein and not otherwise defined shall have the same meaning as set forth in the Company’s 2000 Stock Option and Restricted Stock Plan (the “Plan”).

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the “Board”) desires to induce the Participant to provide services to the Company, to provide the Participant with a stronger incentive to strive for the continued success and growth of the Company and to further align the participant’s interests with those of the Company’s stockholders.

NOW THEREFORE, in consideration of the benefits that the Company expects to be derived in connection with the services to be hereafter rendered by the Participant, the Company and the Participant hereby agree as follows:

ARTICLE I

Award of Option for Restricted Stock

1.1. Option; Number of Shares; Option Price. The Participant is granted the right and option to purchase (the “Option”) all or any part of an aggregate of 180,000 shares of the Company’s Common Stock (individually, a “Share” and jointly, the “Shares”) at the purchase price of $1.28 per Share (the “Option Price”) any time before the tenth anniversary of the date of this Award Agreement. If the Participant exercises the Option prior to the second anniversary of the date of this Award Agreement, the shares of Common Stock received from the exercise of the Option that are unvested shares according to the schedule set forth in Section 1.2 are hereafter referred to as “Restricted Shares” and Shares that have vested are referred to as “Vested Shares.” The period during which there are Restricted Shares outstanding is referred to herein as the “Restricted Period.” If the Option remains outstanding and is exercised on or after the second anniversary of the date of this Award Agreement, all of the Shares will be Vested Shares and none of the Shares will be Restricted Shares.

1.2. Vesting of Restricted Shares. The vesting schedule for the Shares governed by this Option is as follows. Except as otherwise provided in the Plan and this Section 1.2, and subject to Section 1.4, the Option will vest as to 7,500 Shares on the 9th day of each calendar month beginning October 9, 2003, provided that the Participant is still in the employ of the Company on each vesting date. Notwithstanding the foregoing, the vesting of the Option will be accelerated as follows:

(a) The Option will become fully vested upon the termination of the Participant’s employment by the Company (other than a Termination for Cause), or the Participant’s voluntary termination of his employment with the Company following a change, without his consent, in the nature of his employment relationship with the Company, in either case if termination of employment occurs within twelve months after the occurrence of a Change in Control.

(b) At the time the Company first records $10 million of revenue in any rolling one-year period which ends during the term of the Participant’s employment with the Company, the Option will vest with respect to one-third of the Shares as to which the Option is then unvested.

(c) At the time the Company closes a Major Strategic Transaction during the term of the Participant’s employment, the Option will vest with respect to one-third of the Shares as to which the Option is then unvested. A “Major Strategic Transaction” means a Change in Control, the formation of a joint venture with another party involving substantially all of the Company’s business, or the execution of a license agreement under which substantially all of the Company’s intellectual property is licensed by another party.

Shares vest according to this schedule, whether or not the Option has been exercised.

1.3. Exercisability of Option.

(a) This Option is exercisable immediately as to 78,125 Shares, will become exercisable as to an additional 78,125 Shares on January 1, 2004, and will become exercisable as to the final 23,750 Shares on January 1, 2005. This Option shall expire in accordance with this Section 1.3 and the Plan, but in all events, and notwithstanding anything herein to the contrary, on the tenth anniversary of the date of this Award Agreement.

(b) Except as otherwise provided in paragraphs (c) through (e), if the employment of the Participant terminates or service to the Company by a non-employee terminates, the Option, to the extent not exercised, shall terminate three (3) months after termination of employment or service with the Company, as the case may be. In the event that the Participant changes his employment status with the Company, but continues to render services to the Company (e.g. changes from consultant status to employee status), such change in status does not constitute a termination of employment or service.

(c) If the Participant’s termination of employment with the Company is a Termination for Cause, the Option may not be exercised and all of the Participant’s rights in the Option shall be forfeited upon such termination of employment.

(d) If termination of employment results from the Disability of the Participant, this Option may be exercised at any time within one (1) year after such termination of employment.

(e) If termination of employment results from the death of the Participant, the personal representative of the Participant’s estate, or a person who by bequest, inheritance, or otherwise by reason of the Participant’s death acquired the right to exercise the Option, may exercise any Option at any time within one (1) year after the death of the Participant.

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1.4. Method of Exercising Option. The Option may be exercised in whole or in part by delivery to the Company, at its offices in Madison, Wisconsin, of (a) written notice identifying the Option and stating the number of Shares with respect to which it is being exercised, in the form attached hereto as Exhibit A, (b) payment in full of the Option Price of the Shares then being acquired in the form permitted by Section 8 of the Plan, (c) execution of a stockholder agreement substantially in the form attached hereto as Exhibit B (“Stockholder Agreement”), (d) execution of an Investment Representation Statement in the form attached hereto as Exhibit C if the Shares covered by the Option have not been registered under the Securities Act of 1933, as amended, at the time of the exercise and (e) if the Option is exercised during the Restricted Period as defined in Section 1.1, a blank stock power for the Restricted Shares. The Company shall have the right to delay the issue or delivery of any Shares to be delivered hereunder until (a) the completion of such registration or qualification of such Shares under federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, and (b) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of Shares hereunder.

1.5. Prohibitions Against Transfer. The Option, and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process, and shall be exercisable only by the Participant, except as provided in Section 12 of the Plan.

1.6. Incentive Stock Option Treatment. It is intended that all of the Option shall qualify as an incentive stock option pursuant to Section 422 of the Code to the extent it meets the requirements thereof, including the $100,000 per year limitation contained in Section 422(d) of the Code.

ARTICLE II

Provisions Governing Restricted Shares

2.1. Stockholder Status. Prior to the vesting of the Restricted Shares, the Participant shall not have the right to vote the Restricted Shares, and instead, the Restricted Shares shall be voted as directed by action of the Board. The Participant agrees to execute a proxy upon request of the Board at any time during the Restricted Period appointing an agent designated by the Board to vote the Restricted Shares. The Participant shall have the right to receive and retain all regular cash dividends paid or distributed in respect of the Restricted Shares, if any, and except as expressly provided otherwise herein, shall have all other rights as a holder of outstanding shares of Common Stock. Until all of the Restricted Shares vest pursuant to Section 1.2, the Company shall retain custody of the stock certificates representing the Shares unless the Participant requests in writing that the Company issue a certificate for any portion that represents Vested Shares to the Participant. As soon as practicable after the lapse of the restrictions, the Company shall issue or release or cause to be issued or released certificate(s) representing the Shares.

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2.2. Prohibition Against Transfer. Restricted Shares may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process. Notwithstanding the foregoing, Restricted Shares may be transferred as the result of any merger, consolidation, or share exchange involving the Company, in which event the shares received in exchange for the Shares will remain subject to this Award Agreement and treated as “Restricted Shares” hereunder. Any transfer in violation of this Section 2.2 shall be void and of no further effect. After the Restricted Shares vest, they shall continue to be subject to the limitations on transfer contained in the Stockholder Agreement.

2.3. Repurchase of Restricted Shares. If the Participant’s employment with the Company terminates for any reason, the Company shall have the right, but not the obligation to purchase all or any portion of the Restricted Shares owned by the Participant. Such option shall be exercisable by the Company within six (6) months following the date of the termination of the Participant’s employment with the Company by delivery of a written notice to the Participant. The Company may assign its rights under this Section 2.3 to the stockholders of the Company (other than the Participant), at any time, on a pro rata basis. The purchase price per share of all purchases under this Section 2.3 of Restricted Shares shall be the Option Price.

2.4. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 2.3, above, the Company, shall, within thirty (30) days of the delivery to the Participant of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds $10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 2.5, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. Any promissory note issued hereunder shall provide that all sums not yet due and payable thereunder shall be and become immediately due and payable upon any Change in Control. The parties may, by written agreement, alter or modify the payment schedule provided herein.

2.5. Closing Date. The closing date (the “Closing Date”) for the purchase of any Shares pursuant to Section 2.3, above, shall be the date the Shares are endorsed and delivered to the Company and the Company has tendered to the Participant the consideration required by this Award Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the Company to the Participant. The Closing Date shall occur on the business day designated by the Company, but not later than seven (7) months after the Participant’s termination of employment. The Participant agrees to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledges that time is of the essence.

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ARTICLE III

Miscellaneous

3.1. Provisions of the Plan Control. This Award Agreement shall be governed by the provisions of the Plan, the terms and conditions of which are incorporated herein by reference. In the event that the provisions of this Award Agreement and the Plan conflict, the Plan shall control. The Plan empowers the Administrator to make interpretations, rules and regulations thereunder, and, in general, provides that determinations of the Administrator with respect to the Plan shall be binding upon the Participant. A copy of the Plan will be delivered to the Participant upon reasonable request.

3.2. Taxes. The Company may require payment or reimbursement of or may withhold any tax that it believes is required as a result of the exercise of the Option or issuance of shares, and the Company may defer making delivery with respect to Shares for which the Option was exercised or with respect to Vested Shares which previously had been Restricted Shares until arrangements satisfactory to the Company have been made with respect to such withholding obligations.

3.3. Tax Consequences. The Participant understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant represents that the Participant will consult with any tax consultants the Participant deems advisable in connection with the purchase and disposition of the Shares.

3.4. Notices. Any notice to be given to the Company under the terms of this Award Agreement shall be given in writing to the Company in care of its President at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

3.5. Governing Law. This Award Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Wisconsin, without giving effect to the principles of conflicts of laws.

3.6. No Employment Rights. This Award Agreement shall not confer upon the Participant any right with respect to continuation of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate the Participant’s employment at any time, except as otherwise provided in any written employment agreement between the Participant and the Company.

3.7. Multiple Copies. One or more copies of this Award Agreement may be executed, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

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IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed as of the date and year first above written, which is the date of the granting of the Option evidenced hereby.

NIMBLEGEN SYSTEMS INC.

By:	/s/ Robert J. Palay
Robert J. Palay
Chairman of the Board of Directors

The undersigned Participant hereby accepts the foregoing Option and agrees to the several terms and conditions hereof and of the Plan.

Participant:

/s/ Stanley D. Rose
Stanley D. Rose

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Spousal Consent and Acknowledgment

I acknowledge that I have read the Award Agreement and the Stockholder Agreement, attached thereto as Exhibit B, and that I understand their contents. I am aware that by their provisions my spouse agrees, among other things, to limit the transferability of and the voting rights attendant upon his or her Shares of NimbleGen Systems Inc. which may be acquired through his or her exercise of an Option. I am further aware that the terms and limitations set forth in such agreements shall apply to any interest I have in the Option or the Shares (including without limitation any right or interest by operation of the Wisconsin Marital Property Law, chapter 766 of the Wisconsin Statutes, or by operation of any other law) and the interest of any of my heirs, legatees, or other transferees. I consent to and approve the provisions of the Award Agreement and the Stockholder Agreement, and agree that the Option and the Shares and my interest in them are subject to the provisions of such Agreements, and direct the personal representative of my estate to promptly comply with all of the provisions of such Agreements. I further agree that I will take no action at any time to hinder the operation of the Award Agreement or the Stockholder Agreement as to the Option and/or the Shares or any interest that I or my transferees have in them.

Date:	Spouse:

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EXHIBIT A

NIMBLEGEN SYSTEMS INC. 2000 STOCK OPTION

AND RESTRICTED STOCK PLAN

EXERCISE NOTICE

1. Exercise of Option. Effective as of today,                     , 200  , the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase                      shares of the Common Stock (the “Shares”) of NimbleGen Systems Inc. (the “Company”) under and pursuant to the Company’s 2000 Stock Option and Restricted Stock Plan (the “Plan”) and the Award Agreement dated                     , 200   (the “Award Agreement”). All terms used herein and not otherwise defined shall have the meaning set forth in the Plan, the Award Agreement, or in the form of stockholder agreement that is attached to the Award Agreement as Exhibit B (the “Stockholder Agreement”).

2. Representations of the Participant. The Participant acknowledges that the Participant has received, read and understood the Plan, the Award Agreement, and the Stockholder Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and the Stockholder Agreement is executed by the Participant, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised, subject to the terms of the Award Agreement.

The Participant shall enjoy rights as a Stockholder, subject to his or her Award Agreement and the Stockholder Agreement, until such time as the Participant disposes of the Shares or the Company and/or its assignee exercises its rights under Section 3.2 of the Stockholder Agreement or Section 2.3 of the Award Agreement. Upon such exercise, the Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Stockholder Agreement and/or the Award Agreement, and the Participant shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4. Delivery of Payment. The Participant delivers to the Company with this Exercise Notice payment of the Option Price for the Shares.

5. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator of the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all persons.

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6. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of Wisconsin excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7. Notices. Any notice to the Company permitted or required hereunder shall be given in writing to the Company in care of its President at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

8. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

Participant:	Accepted by:
NIMBLEGEN SYSTEMS INC.

By:
Print name:	Its:

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EXHIBIT B

FORM OF

STOCKHOLDER AGREEMENT

WITH

NIMBLEGEN SYSTEMS INC.

(Applicable to Shares Purchased By Exercise of Stock Options)

This Stockholder Agreement (the “Agreement”) dated as of this      day of                     ,         , is by and between NimbleGen Systems Inc., a Delaware corporation (the “Company”), and the person whose name appears on the signature page hereof (“Participant”).

RECITALS

The Company granted Participant an option (the “Option”) to purchase shares of the Company’s Common Stock pursuant to its 2000 Stock Option and Restricted Stock Plan. The Company and Participant entered into that certain Award Agreement dated                                  (the “Award Agreement”) setting out the terms of such option grant. The Participant has purchased                      shares of the Company’s Common Stock pursuant to the Award Agreement, which, together with all other such shares from time to time purchased by Participant pursuant to the Award Agreement, including those shares purchased after the date of this Agreement, are the “Shares” hereunder.

The Company made its grant of the Option on certain terms and conditions including the requirement that Participant and the Company would enter into this Agreement as a condition to the right to exercise the Option.

In consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below; all other capitalized terms shall have the meanings set forth elsewhere in this Agreement:

“Affiliate” means (i) any person directly or indirectly controlled by a holder of capital stock of the Company, in control of a holder of capital stock of the Company, or under common control with a holder of capital stock of the Company, (ii) any member, partner, subsidiary, officer, director or stockholder of a person or entity referred to in clause (i), and (iii) any other person or entity directly or indirectly in control of or under the control of any person or entity referred to in clause (ii). “Controlled,” “controlled by,”

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and “under common control with” shall mean direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise) of a person; provided, that common control shall be conclusively presumed between or among an individual and members of the immediate family (spouse, siblings, ancestors, descendants or the spouse of any of the foregoing) of such individual, an individual and a trust primarily for the benefit of such individual, or an immediate family member of such individual.

“Common Stock” means shares of the Company’s common stock, $.001 par value.

“Disability” has the meaning given in Section 2(i) of the Plan.

“Permitted Transfer” has the meaning set forth in Section 2.2.

“Restricted Shares” has the meaning given in the Award Agreement.

“Share(s)” has the meaning set forth in the Recitals.

“Stockholder” means any person who holds legal title to any issued and outstanding share of the Company’s Common Stock or preferred stock, and any stock into which any such class of stock is converted or exchanged.

“Transfer” or “Transfers” means, with respect to the Shares, any sale, pledge, hypothecation, gift, devise, distribution, or other disposition of Shares, including, but not limited to, any direct or indirect change in legal or beneficial ownership effected by any voluntary or involuntary disposition of Shares or by operation of law or by legal or equitable process.

“Vested Shares” has the meaning given in the Award Agreement.

ARTICLE II

RESTRICTIONS ON TRANSFER

2.1. General Restriction. No Transfer of the Shares may be made by the Participant (including, without limitation, an executor or personal representative, guardian, or conservator of the Participant), except pursuant to the terms of the Award Agreement, this Agreement, and in accordance with the terms of the Bylaws of the Company. Any Transfer of Shares which violates the terms of the Award Agreement or this Agreement shall be voidable by the Company, and neither the Company nor its transfer agent shall permit such transfer to be made on the stock records of the Company.

2.2. Permitted Transfers. The prohibition of Section 2.1 shall not apply to any Transfer of any interest in the Participant’s Shares, provided however that this Section 2.2 does not apply to Restricted Shares, (i) to his/her spouse or lineal descendant (hereafter “Immediate Family”) or a trust for the benefit of his/her Immediate Family, provided that the Participant retains the right to vote any

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Shares so transferred; (ii) upon the Participant’s death; (iii) as the result of any merger, consolidation, or share exchange involving the Company; (iv) any exchange of existing Shares for other shares of the same or a different class or series in the Company, whether through the exercise of conversion rights or otherwise; or (v) to the Company (hereinafter a “Permitted Transfer”). The foregoing notwithstanding, a Transfer of Shares may not be made to a transferee described in clauses (i) or (ii) of the preceding sentence unless the transferee agrees to be bound by the terms of this Agreement applicable to Vested Shares, and in the case of a Transfer described in clauses (iii) and (iv), the shares received in exchange for the Shares will remain subject to this Agreement and treated as “Shares” hereunder.

ARTICLE III

TRANSFER OF STOCK – GENERAL

3.1. Third Party Offers. If the Participant receives a bona fide written offer (“Offer”) from a third party to purchase some or all of the Vested Shares registered in his name and the Participant desires to accept that offer (except for a Permitted Transfer), the Participant shall give written notice to the Company (the “Sale Notice”) of his desire to transfer such Vested Shares and, in that event, the Company shall have the rights granted herein.

3.2. Company Option. The Company shall have an option to purchase all or any portion of the Vested Shares which are the subject of a Sale Notice at the lesser of the price specified in the Offer or Fair Market Value, as determined under Section 3.5, and on the terms specified in Sections 3.6 and 3.7. The Company shall have thirty (30) days after delivery of the Sale Notice to exercise its option (the “Company Option Period”). This option may be exercised by giving written notice of exercise (the “Exercise Notice”) to the Participant during the Company Option Period. Delivery of the Exercise Notice shall obligate the Company to purchase and the Participant to sell the Shares of the Participant identified in the Exercise Notice on the terms provided in this Article III.

3.3. Sale to Third Party. If the Company, after receiving the Sale Notice, fails to exercise its option as provided in Section 3.2, or if it declines to exercise the same, the Participant shall be entitled to transfer the Vested Shares to the third party on the terms contained in the Offer, and shall be entitled to have his Vested Shares transferred on the books of the Company, but only if the third party purchaser agrees to be bound by the terms of this Agreement applicable to Vested Shares. If the Participant fails to close the transfer of his Vested Shares within sixty (60) days after the option of the Company has expired or been waived, the restrictions contained in this Article III shall again apply and must be met prior to effecting any transfer of Vested Shares. Any transfer of Vested Shares by the Participant to any unaffiliated third party shall comply with all applicable securities laws, and the Company may refuse to transfer any Vested Shares unless it receives such assurance and opinions from legal counsel acceptable to the Company that any such transfer is in compliance with all applicable securities laws.

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3.4. Drag-Along Rights.

(a) If one or more Stockholders (the “Controlling Stockholder”) wishes to sell all or part of the capital stock of the Company owned by the Controlling Stockholder that represents fifty percent (50%) or more of all the voting power of all classes of stock of the Company then outstanding in one transaction, or a series of related transactions, to a third-party who is not an Affiliate of such Controlling Stockholder (a “Sale Transaction”), such Controlling Stockholder may, in its sole discretion, require the Participant to sell all or the same proportionate amount of Shares (including Restricted Shares at the Controlling Stockholder’s option, in which case the Shares to be sold will become Vested Shares) as the Controlling Stockholder in accordance with this Section 3.4 (“Drag-Along Rights”). If the Controlling Stockholder exercises its Drag-Along Rights, the Participant shall be required to sell his/her Shares or a portion of his/her Shares at a purchase price per Share and upon the same terms as the shares of the Controlling Stockholder.

(b) The Controlling Stockholder who desires to exercise its Drag-Along Rights shall deliver a notice to the Participant and the Company setting forth the terms of the Sale Transaction (including the proposed closing date for the Sale Transaction), and provide all documents required to be executed by the Participant in order to consummate such Sale Transaction. The Participant shall deliver to the Controlling Stockholder at least seven (7) business days prior to the proposed closing date referred to above all documents and certificates, correctly endorsed and executed, necessary to close the Sale Transaction. If the Participant fails to deliver such documents to the Controlling Stockholder, the Company shall cause its books and records to show that the Shares held by the Participant have been transferred pursuant to the provisions of this Section 3.4.

(c) The Controlling Stockholder shall have one hundred twenty (120) days from the date of the notice described in subsection 3.4(b) above, to consummate any Sale Transaction and, promptly after such consummation, shall notify the Company and the Participant to that effect. The Controlling Stockholder shall also cause to be remitted to the Participant the proceeds attributable to the sale of the Participant’s Shares not later than three (3) business days after the closing of the Sale Transaction. If any Sale Transaction is not consummated prior to the expiration of the one-hundred twenty (120) day period referred to in this Section, the Controlling Stockholder may not thereafter consummate the proposed Sale Transaction (without complying again with subsection 3.4(b) above) and shall return to the Participant all documents previously delivered to the Controlling Stockholder in connection with such Sale Transaction.

3.5. Fair Market Value. For purposes of this Agreement, fair market value shall be determined in good faith by the Board of Directors (the “Fair Market Value”).

3.6. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 3.2 of this Agreement, the Company, shall, within thirty (30) days of the delivery to the Participant of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds

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$10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 3.7, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. Any promissory note issued hereunder shall provide that all sums not yet due and payable thereunder shall be and become immediately due and payable upon any Change in Control (as defined in Section 2(e) of the Plan) of the Company. The parties may, by written agreement, alter or modify the payment schedule provided herein.

3.7. Closing.

(a) The closing date (the “Closing Date”) for the purchase of any Shares pursuant to this Article III shall be the date the Shares are endorsed and delivered to the purchaser and the purchaser has tendered to the Participant the consideration required by this Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the purchaser to the Participant.

(b) The Closing Date shall occur on the business day designated by the Company, but not later than sixty (60) days following the delivery of the applicable Exercise Notice described in Section 3.2. The Company and the Participant agree to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledge that time is of the essence.

ARTICLE IV

STOCK LEGEND

All certificates representing Shares now owned or hereafter acquired by a party to this Agreement or their transferee(s) shall bear a legend in substantially the form set forth below:

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, MANDATORY SALE UPON THE HAPPENING OF CERTAIN EVENTS, AND VOTING RESTRICTIONS AS SET FORTH IN CERTAIN AGREEMENTS BETWEEN THE ORIGINAL HOLDER OF THE SHARES AND THE COMPANY, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SHARES MAY NOT BE PLEDGED, SOLD, TRANSFERRED OR HYPOTHECATED IN THE

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ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY REASONABLY ACCEPTABLE TO IT STATING THAT SUCH PLEDGE, SALE, TRANSFER OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW.

ARTICLE V

MARKET STAND-OFF AGREEMENT

The Participant hereby agrees, if so requested by the managing underwriters or the Company in connection with an initial public offering of the Company’s Common Stock, that, without the prior written consent of such managing underwriters, the Participant will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, assign any legal or beneficial interest in or make a distribution of any capital stock of the Company held by or on behalf of the Participant or beneficially owned by the Participant in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company’s initial public offering.

ARTICLE VI

CERTAIN MARITAL TRANSFERS

The creation or existence of any interest in any Shares which interest is acquired or owned by the spouse or former spouse of any Stockholder as community or marital property during marriage, as a result of property division or other award or Transfer upon dissolution of the marriage, or as a result of any allowance or assignment of property under any applicable community or marital property law (a “Marital Transfer”) shall be permitted by, and deemed in compliance with, this Agreement; provided, however, that the following conditions are satisfied: (a) the Shares in which such an interest is created or exists are and continue to be (1) held of record in the name of such Stockholder and (2) managed and controlled by such Stockholder, and (b) the spouse or former spouse shall have executed a spousal consent and acknowledgement in the form attached to the Award Agreement. At the first such time when either of the conditions in the foregoing provision cease to be satisfied with respect to any Shares, an Offer shall be deemed to have been given with respect to such Shares. This Article VI shall not apply to a Permitted Transfer of Vested Shares in accordance with Section 2.2, above.

ARTICLE VII

GENERAL PROVISIONS

7.1. Further Assurances. Subject to the terms and conditions herein provided, each party hereto agrees to use its reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable, within applicable laws and regulations to consummate and make effective, as soon as practicable, the transactions contemplated by this Agreement. If at any time before or after the date of

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this Agreement any further action is reasonably necessary, proper or advisable to carry out the purposes of this Agreement, as soon as reasonably practicable each party hereto shall at the expense of the requesting party take all such reasonably necessary, proper or advisable action to effectuate such purposes.

7.2. Governing Law; Jurisdiction. The interpretation and construction of this Agreement and the resolution of any disputes arising out or of in connection with this Agreement or any breach hereof, shall, unless otherwise expressly provided, be governed by and be construed in accordance with the internal law of the State of Wisconsin without regard to the conflicts of laws principles thereof.

7.3. Remedies. The parties agree that any breach of this Agreement by any party hereto will cause the other parties hereto irreparable harm and that damages will not constitute an adequate remedy. Accordingly, the parties agree that injunctive relief, including, without limitation, the issuance of a temporary, preliminary or permanent injunction is an appropriate and proper remedy for any breach hereof, in addition to any award of damages which may be proven.

7.4. Notices. Any notice to be given to the Company under the terms of this Agreement shall be given in writing to the Company in care of its President at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

7.5. Entire Agreement; Amendments. This Agreement, the Award Agreement and the Exercise Notice constitute a complete statement of all of the arrangements between the parties as of the date hereof with respect to the transactions contemplated hereby, and thereby supersedes all prior agreements and understandings between them with respect thereto and cannot be changed or terminated orally.

7.6. Termination. Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement shall terminate and be of no further force or effect upon the earlier of (a) merger of the Company pursuant to which Stockholders of the Company receive securities of a buyer whose securities are publicly traded; or (b) consummation by the Company of a public offering of its equity securities pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Upon termination of Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement, as herein provided, each Stockholder may deliver the certificates of his or her Shares to the secretary of the Company and have the certificates reissued, without the legend required under this Agreement appropriately modified.

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7.7. Headings and Defined Terms. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

7.8. Recitals. The recitals, first stated above, are an integral part of this Agreement and are incorporated herein.

7.9. Successors. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, their heirs, successors and assigns.

7.10. No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a wavier or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

7.12. Severability. The invalidity of any provision in this Agreement shall not affect the validity of any other provision.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

NIMBLEGEN SYSTEMS INC.,
a Delaware corporation (the “Company”)

By:
Its:

Participant:

Print name:

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EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	NIMBLEGEN SYSTEMS INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”), the undersigned employee, director or advisor (“Participant”) represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date: , 200

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NIMBLEGEN SYSTEMS INC.

AWARD AGREEMENT

This Award Agreement, entered into as of October 7, 2005 (the date of grant), is between NimbleGen Systems Inc., a Delaware corporation (the “Company”), and Stanley D. Rose (the “Participant”). All terms used herein and not otherwise defined shall have the same meaning as set forth in the Company’s 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended (the “Plan”).

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the “Board”) desires to induce the Participant to provide services to the Company and/or any of its Subsidiaries, to provide the Participant with a stronger incentive to strive for the continued success and growth of the Company and its Subsidiaries and to further align the participant’s interests with those of the Company’s stockholders.

NOW THEREFORE, in consideration of the benefits that the Company expects to be derived in connection with the services to be hereafter rendered by the Participant, the Company and the Participant hereby agree as follows:

ARTICLE I

Award of Option for Restricted Stock

1.1. Option; Number of Shares; Option Price. The Participant is granted the right and option (the “Option”), exercisable in full immediately, to purchase all or any part of an aggregate of 450,000 shares of the Company’s Series E Preferred Stock (individually, a “Share” and jointly, the “Shares”) at the purchase price of $0.456 per Share (the “Option Price”) any time before the tenth anniversary of the date of this Award Agreement. If the Participant exercises the Option prior to January 1, 2007, the shares of Series E Preferred Stock received from the exercise of the Option and any shares of Common Stock received upon conversion of shares of such Series E Preferred Stock (“Common Shares”) that are unvested shares according to the schedule set forth in Section 1.2 are hereafter referred to as “Restricted Shares” and Shares or Common Shares that have vested are referred to as “Vested Shares.” The period during which there are Restricted Shares outstanding is referred to herein as the “Restricted Period.” If the Option remains outstanding and is exercised after December 31, 2006, all of the Shares will be Vested Shares and none of the Shares will be Restricted Shares.

1.2. Vesting of Restricted Shares. The vesting schedule for the Shares governed by this Option is as follows. Except as otherwise provided in the Plan and this Section 1.2, and subject to Section 1.4, the Shares will be vested and/or will vest as to 25,000 Shares on the last day of each calendar month commencing as of July 31, 2005, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each vesting date. Notwithstanding the foregoing, the Shares will become fully vested upon the first to occur of the following: (a) the Participant’s death or Disability while in the employ of the Company; or (b) the occurrence of a

Qualified IPO, provided that the immediate vesting provided for in this clause (b) will be contingent upon the Participant providing the Company with a release of claims against the Company, in form and substance reasonably satisfactory to the Company, and taking such other cooperative actions as the Company may request. For purposes hereof, “Qualified IPO” means a Series E and F Qualified IPO as defined in the Fifth Amended and Restated Certificate of Incorporation of the Company, as further amended, but excluding any such transaction which is also a change in ownership or control of the Company within the meaning of Section 280G of the Code. Shares vest according to this schedule, whether or not the Option has been exercised.

1.3. Exercisability of Option.

(a) This Option is immediately exercisable in full and shall expire in accordance with this Section 1.3 and the Plan, but in all events, and notwithstanding anything herein to the contrary, on the tenth anniversary of the date of this Award Agreement.

(b) Except as otherwise provided in paragraphs (c) through (e), if the employment of the Participant terminates or service to the Company and/or its Subsidiaries by a non-employee terminates, the Option, to the extent not exercised, shall terminate three (3) months after termination of employment or service with the Company and/or its Subsidiaries, as the case may be. In the event that the Participant changes his employment status with the Company and/or its Subsidiaries, but continues to render services to the Company and/or any of its Subsidiaries (e.g. changes from consultant status to employee status), such change in status does not constitute a termination of employment or service.

(c) If the Participant’s termination of employment with the Company and/or any of its Subsidiaries is a Termination for Cause (as defined below), the Option may not be exercised and all of the Participant’s rights in the Option shall be forfeited upon such termination of employment.

(d) If termination of employment results from the Disability of the Participant, this Option may be exercised at any time within one (1) year after such termination of employment.

(e) If termination of employment results from the death of the Participant, the personal representative of the Participant’s estate, or a person who by bequest, inheritance, or otherwise by reason of the Participant’s death acquired the right to exercise the Option, may exercise any Option at any time within one (1) year after the death of the Participant.

1.4. Method of Exercising Option. The Option may be exercised in whole or in part by delivery to the Company, at its offices in Madison, Wisconsin, of (a) written notice identifying the Option and stating the number of Shares with respect to which it is being exercised, in the form attached hereto as Exhibit A, (b) payment in full of the Option Price of the Shares then being acquired in the form permitted by Section 8 of the Plan, (c) execution of a stockholder agreement substantially in the form attached hereto as Exhibit B (“Stockholder Agreement”),

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(d) execution of an Investment Representation Statement in the form attached hereto as Exhibit C if the Shares covered by the Option have not been registered under the Securities Act of 1933, as amended, at the time of the exercise and (e) if the Option is exercised during the Restricted Period as defined in Section 1.1, a blank stock power for the Restricted Shares. The Company shall have the right to delay the issue or delivery of any Shares to be delivered hereunder until (a) the completion of such registration or qualification of such Shares under federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, and (b) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of Shares hereunder.

1.5. Prohibitions Against Transfer. The Option, and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process, and shall be exercisable only by the Participant, except as provided in Section 12 of the Plan.

1.6. Incentive Stock Option Treatment. It is intended that all of the Option shall qualify as an incentive stock option pursuant to Section 422 of the Code to the extent it meets the requirements thereof, including the $100,000 per year limitation contained in Section 422(d) of the Code.

ARTICLE II

Provisions Governing Restricted Shares and Special Buyback Shares

2.1. Stockholder Status.

(a) Prior to the vesting of the Restricted Shares, the Participant shall not have the right to vote the Restricted Shares, and instead, the Restricted Shares shall be voted as directed by action of the Board. The Participant agrees to execute a proxy upon request of the Board at any time during the Restricted Period appointing an agent designated by the Board to vote the Restricted Shares.

(b) The Participant shall have the right to receive and retain all regular cash dividends paid or distributed in respect of the Restricted Shares, if any, and except as expressly provided otherwise herein, shall have all other rights as a holder of outstanding shares of Series E Preferred Stock.

(c) Until all of the Restricted Shares vest pursuant to Section 1.2, the Company shall retain custody of the stock certificates representing the Shares unless the Participant requests in writing that the Company issue a certificate for any portion that represents Vested Shares to the Participant. As soon as practicable after the lapse of the restrictions, the Company shall issue or release or cause to be issued or released certificate(s) representing the Shares.

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2.2. Prohibition Against Transfer. Restricted Shares may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process. Notwithstanding the foregoing, Restricted Shares may be transferred as the result of any merger, consolidation, or share exchange involving the Company, in which event the shares received in exchange for the Shares will remain subject to this Award Agreement and treated as “Restricted Shares” hereunder. Any transfer in violation of this Section 2.2 shall be void and of no further effect. After the Restricted Shares vest, they shall continue to be subject to the limitations on transfer contained in the Stockholder Agreement.

2.3. Repurchase of Restricted Shares. If the Participant’s employment with the Company and/or its Subsidiaries terminates for any reason, the Company shall have the right, but not the obligation to purchase all or any portion of the Restricted Shares owned by the Participant. Such option shall be exercisable by the Company within thirty (30) days following the date of the termination of the Participant’s employment with the Company and/or its Subsidiaries by delivery of a written notice to the Participant, and if not so exercised shall be deemed irrevocably waived. The Company may assign its rights under this Section 2.3 to the stockholders of the Company (other than the Participant), at any time, on a pro rata basis. The purchase price per share for all purchases under this Section 2.3 of Restricted Shares shall be the Option Price.

2.4 Repurchase of Special Buyback Shares.

(a) For purposes of this Agreement, “Special Buyback Shares” shall mean the number of Shares determined according to Schedule 2.4(a) attached hereto to be Special Buyback Shares as of the effective date of the termination of Participant’s employment as described in Section 2.4(b); provided, however, that no Shares shall continue to be Special Buyback Shares after the termination of Participant’s employment by Participant with Good Reason or the termination of Participant’s employment by the Company other than for Cause.

(b) Solely in the event of the termination of Participant’s employment by Participant without Good Reason or the termination of Participant’s employment by the Company for Cause, the Company shall have the right, but not the obligation to purchase all or any portion of the Special Buyback Shares then owned by the Participant or by any other person (including any entity) holding any of the Special Buyback Shares who or which acquired, directly or indirectly, such Shares from the Participant pursuant to clause (i) of the first sentence of Section 2.2, or pursuant to Article III, of the Stockholder Agreement (a “Transferee Holder”). Such option shall be exercisable by the Company within thirty (30) days following the date of the termination of the Participant’s employment with the Company and/or its Subsidiaries by delivery of a written notice to the Participant and/or any Transferee Holder, and if not so exercised shall be deemed irrevocably waived. The Company may assign its repurchase rights under this Section 2.4 to the stockholders of the Company (other than the Participant), at any time, on a pro rata basis. For purposes hereof, “Good Reason” shall mean, without Participant’s consent, the occurrence of any one or more of the following during Participant’s

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employment with the Company or any Subsidiary: (i) any reduction by the Company of Participant’s duties or responsibilities, any adverse change by the Company in Participant’s reporting position, or any change by the Company in Participant’s job requirements imposing job requirements inconsistent with those customarily incident to the office of president or chief executive officer which reduction or change in reporting position or job requirements is material based on Participant’s overall responsibilities, authority and job requirements (ignoring incidental duties and job requirements, as the case may be) prior to and after such reduction or change which remains uncured, if cure thereof is necessary, ten (10) business days after Participant has given written notice to the Company which specifies such reduction or change and Participant’s objection thereto; (ii) any job requirement imposed by the Company that Participant change his principal residence; or (iii) any material breach of this Agreement by the Company or any breach of any obligation of the Company for the payment or provision of compensation or other benefits to Participant or any other, material obligation of the Company to Participant, which remains uncured ten (10) business days after Participant has given written notice to the Company which specifies the breach. For purposes hereof, “Cause” shall mean the occurrence of any one or more of the following: (i) Participant’s repeated failure to perform work reasonably assigned to Participant in a competent, diligent and satisfactory manner as determined by the Board in its reasonable judgment; (ii) Participant’s willful commission of any material act of dishonesty or disloyalty involving the Company or any Subsidiary; (iii) Participant’s chronic absence from work other than by reason of a serious health condition; (iv) Participant’s commission of a crime which, in the reasonable judgment of the Board, is substantially related to the circumstances of Participant’s position with the Company or any Subsidiary or which has a material adverse effect on the business of the Company or any Subsidiary; or (v) the willful engaging by Participant in conduct which is demonstrably and materially injurious to the Company or any Subsidiary. For purposes of this Agreement, no act, or failure to act, on Participant’s part will be deemed “willful” unless done, or omitted to be done, by Participant not in good faith.

(c) Special Buyback Shares shall not be subject to Sections 2.1(a) or (c) or the stock transfer restrictions in Section 2.2.

(d) The purchase price per share for all purchases of Special Buyback Shares under this Section 2.4 shall be the Fair Market Value per Share, as determined under Section 2.4(e).

(e) For purposes of this Section 2.4, “Fair Market Value per Share” shall mean the Fair Market Value, as defined in the Plan, as of the effective date of the termination of Participant’s employment except that, in the absence of an established market for the Common Stock, such Fair Market Value shall be determined by appraisal as provided in this Section 2.4(e). For such purposes, “Fair Market Value per Share determined by appraisal” as of any date shall mean the price at which a willing buyer and a willing seller, with neither under compulsion to act, then would buy and sell the Shares subject to purchase hereunder, assuming the continuation of the Company as a going concern, as determined by an independent appraiser experienced in valuations of privately held

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businesses who is selected in good faith by the Board (the “Appraiser”). In determining such Fair Market Value per Share, the Appraiser shall apply any appropriate minority interest, marketability (lack thereof) or other discounts. For the purposes of this Agreement, the determination of the Appraiser shall be conclusive and binding on all parties concerned. Promptly after its receipt of the Appraiser’s written appraisal report setting forth the Fair Market Value per Share, the Company shall deliver a copy of such report to the Participant and, if any, each Transferee Holder as to whom or which the option in Section 2.4(b) is being exercised. The Company shall bear the entire cost of any such appraisal performed pursuant hereto.

2.5. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 2.3 or 2.4, above, the Company, shall, within thirty (30) days of the delivery to the Participant or a Transferee Holder, as the case may be, of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds $10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 2.6, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. The parties may, by written agreement, alter or modify the payment schedule provided herein.

2.6. Closing Date. The closing date (the “Closing Date”) for the purchase of any Shares pursuant to Section 2.3 or 2.4, above, shall be the date the Shares are endorsed and delivered to the Company and the Company has tendered to the Participant or the Transferee Holder, as the case may be, the consideration required by this Award Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the Company to the Participant. The Closing Date shall occur on the business day designated by the Company, but not later than sixty (60) days after the Participant’s termination of employment. The Participant and, if any, each Transferee Holder, on the one hand, and the Company, on the other hand, each agrees to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledges that time is of the essence.

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ARTICLE III

Miscellaneous

3.1. Provisions of the Plan Control. This Award Agreement shall be governed by the provisions of the Plan, the terms and conditions of which are incorporated herein by reference. In the event that the provisions of this Award Agreement and the Plan conflict, the Plan shall control. The Plan empowers the Administrator to make interpretations, rules and regulations thereunder, and, in general, provides that determinations of the Administrator with respect to the Plan shall be binding upon the Participant. A copy of the Plan will be delivered to the Participant upon reasonable request.

3.2. Taxes. The Company may require payment or reimbursement of or may withhold any tax that it believes is required as a result of the exercise of the Option or issuance of shares, and the Company may defer making delivery with respect to Shares for which the Option was exercised or with respect to Vested Shares which previously had been Restricted Shares until arrangements satisfactory to the Company have been made with respect to such withholding obligations.

3.3. Tax Consequences. The Participant understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant represents that the Participant will consult with any tax consultants the Participant deems advisable in connection with the purchase and disposition of the Shares.

3.4. Notices. Any notice to be given to the Company under the terms of this Award Agreement shall be given in writing to the Company in care of its Chairman at its then principal place of business. Any notice to be given to the Participant or any Transferee Holder may be addressed to the Participant or such Transferee Holder at his or such Transferee Holder’s address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

3.5. Governing Law. This Award Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Wisconsin, without giving effect to the principles of conflicts of laws.

3.6. No Employment Rights. This Award Agreement shall not confer upon the Participant any right with respect to continuation of employment by the Company and/or any of its Subsidiaries, nor shall it interfere in any way with the right of the Company and/or any of its Subsidiaries to terminate the Participant’s employment at any time, except as otherwise provided in any written employment agreement between the Participant and the Company and/or any of its Subsidiaries.

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3.7. Multiple Copies. One or more copies of this Award Agreement may be executed, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed as of the date and year first above written, which is the date of the granting of the Option evidenced hereby.

NIMBLEGEN SYSTEMS INC.

By:	/s/ Thomas M. Palay
Thomas M. Palay, Chairman of
the Compensation Committee of the Board

The undersigned Participant hereby accepts the foregoing Option and agrees to the several terms and conditions hereof and of the Plan.

/s/ Stanley D. Rose
Stanley D. Rose

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Spousal Consent and Acknowledgment

I acknowledge that I have read the Award Agreement and the Stockholder Agreement, attached thereto as Exhibit B, and that I understand their contents. I am aware that by their provisions my spouse agrees, among other things, to limit the transferability of and the voting rights attendant upon his or her Shares of NimbleGen Systems Inc. which may be acquired through his or her exercise of an Option. I am further aware that the terms and limitations set forth in such agreements shall apply to any interest I have in the Option or the Shares (including without limitation any right or interest by operation of the Wisconsin Marital Property Law, chapter 766 of the Wisconsin Statutes, or by operation of any other law) and the interest of any of my heirs, legatees, or other transferees. I consent to and approve the provisions of the Award Agreement and the Stockholder Agreement, and agree that the Option and the Shares and my interest in them are subject to the provisions of such Agreements, and direct the personal representative of my estate to promptly comply with all of the provisions of such Agreements. I further agree that I will take no action at any time to hinder the operation of the Award Agreement or the Stockholder Agreement as to the Option and/or the Shares or any interest that I or my transferees have in them.

Date:	Spouse:
Print Name:

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EXHIBIT A

NIMBLEGEN SYSTEMS INC. 2000 STOCK OPTION

AND RESTRICTED STOCK PLAN,

as amended and restated as of September 25, 2001 and as further amended

EXERCISE NOTICE

1. Exercise of Option. Effective as of today, [exercise date], the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase 450,000 shares of the Series E Preferred Stock (the “Shares”) of NimbleGen Systems Inc. (the “Company”) under and pursuant to the Company’s 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended (the “Plan”), and the Award Agreement dated as of October 7, 2005 (the “Award Agreement”). All terms used herein and not otherwise defined shall have the meaning set forth in the Plan, the Award Agreement, or in the form of stockholder agreement that is attached to the Award Agreement as Exhibit B (the “Stockholder Agreement”).

2. Representations of the Participant. The Participant acknowledges that the Participant has received, read and understood the Plan, the Award Agreement, and the Stockholder Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and the Stockholder Agreement is executed by the Participant, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised, subject to the terms of the Award Agreement.

The Participant shall enjoy rights as a Stockholder, subject to his or her Award Agreement and the Stockholder Agreement, until such time as the Participant disposes of the Shares or the Company and/or its assignee exercises its rights under Section 3.2 of the Stockholder Agreement or Section 2.3 or 2.4 of the Award Agreement. Upon such exercise, the Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Stockholder Agreement and/or the Award Agreement, and the Participant shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4. Delivery of Payment. The Participant delivers to the Company with this Exercise Notice payment of the Option Price for the Shares.

5. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator of the Plan,

which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all persons.

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6. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of Wisconsin excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7. Notices. Any notice to the Company permitted or required hereunder shall be given in writing to the Company in care of its Chairman at its then principal place of business. Any notice to be given to the Participant may be addressed to the Participant at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

8. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

Submitted by:		Accepted by:
PARTICIPANT:		NIMBLEGEN SYSTEMS INC.

By:
Stanley D. Rose	Its:

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EXHIBIT B

FORM OF

STOCKHOLDER AGREEMENT

WITH

NIMBLEGEN SYSTEMS INC.

(Applicable to Shares Purchased By Exercise of Stock Options)

This Stockholder Agreement (the “Agreement”) dated as of this [exercise date], is by and between NimbleGen Systems Inc., a Delaware corporation (the “Company”), and the person whose name appears on the signature page hereof (“Participant”).

RECITALS

The Company granted Participant an option (the “Option”) to purchase shares of the Company’s Series E Preferred Stock pursuant to its 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended (the “Plan”). The Company and Participant entered into that certain Award Agreement dated as of October 7, 2005 (the “Award Agreement”) setting out the terms of such option grant. Participant has purchased 450,000 shares of the Company’s Series E Preferred Stock pursuant to the Award Agreement, which, together with all other such shares from time to time purchased by Participant pursuant to the Award Agreement, including those shares purchased after the date of this Agreement, are the “Shares” hereunder.

The Company made its grant of the Option on certain terms and conditions including the requirement that Participant and the Company would enter into this Agreement as a condition to the right to exercise the Option.

In consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below; all other capitalized terms shall have the meanings set forth elsewhere in this Agreement:

“Affiliate” means (i) any person directly or indirectly controlled by a holder of capital stock of the Company, in control of a holder of capital stock of the Company, or under common control with a holder of capital stock of the Company, (ii) any member, partner, subsidiary, officer, director or stockholder of a person or entity referred to in clause (i), and (iii) any other person or entity directly or indirectly in control of or under the control of any person or entity referred to in clause (ii). “Controlled,” “controlled by,” and “under common control with” shall mean direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise) of a person; provided, that common control shall be conclusively presumed between or among an individual and members of the immediate family (spouse, siblings, ancestors, descendants or the spouse of any of the foregoing) of such individual, an individual and a trust primarily for the benefit of such individual, or an immediate family member of such individual.

“Common Stock” means shares of the Company’s common stock, $.001 par value.

“Disability” has the meaning given in Section 2(i) of the Plan.

“Permitted Transfer” has the meaning set forth in Section 2.2.

“Restricted Shares” has the meaning given in the Award Agreement.

“Share(s)” has the meaning set forth in the Recitals.

“Stockholder” means any person who holds legal title to any issued and outstanding share of the Company’s Common Stock or preferred stock, and any stock into which any such class of stock is converted or exchanged.

“Transfer” or “Transfers” means, with respect to the Shares, any sale, pledge, hypothecation, gift, devise, distribution, or other disposition of Shares, including, but not limited to, any direct or indirect change in legal or beneficial ownership effected by any voluntary or involuntary disposition of Shares or by operation of law or by legal or equitable process.

“Vested Shares” has the meaning given in the Award Agreement.

ARTICLE II

RESTRICTIONS ON TRANSFER

2.1. General Restriction. No Transfer of the Shares may be made by Participant (including, without limitation, an executor or personal representative, guardian, or conservator of Participant), except pursuant to the terms of the Award Agreement, this Agreement, and in accordance with the terms of the Bylaws of the Company. Any Transfer of Shares which violates the terms of the Award Agreement or this Agreement shall be voidable by the Company, and neither the Company nor its transfer agent shall permit such transfer to be made on the stock records of the Company.

2.2. Permitted Transfers. The prohibition of Section 2.1 shall not apply to any Transfer of any interest in Participant’s Shares, provided however that this Section 2.2 does not apply to Restricted Shares, (i) to his/her spouse or lineal descendant (hereafter “Immediate Family”) or a trust for the benefit of his/her Immediate Family, provided that Participant retains the right to

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vote any Shares so transferred; (ii) upon Participant’s death; (iii) as the result of any merger, consolidation, or share exchange involving the Company; (iv) any exchange of existing Shares for other shares of the same or a different class or series in the Company, whether through the exercise of conversion rights or otherwise; or (v) to the Company (hereinafter a “Permitted Transfer”). The foregoing notwithstanding, a Transfer of Shares may not be made to a transferee described in clauses (i) or (ii) of the preceding sentence unless the transferee agrees to be bound by the terms of this Agreement applicable to Vested Shares, and in the case of a Transfer described in clauses (iii) and (iv), the shares received in exchange for the Shares will remain subject to this Agreement and treated as “Shares” hereunder.

ARTICLE III

TRANSFER OF STOCK – GENERAL

3.1. Third Party Offers. If Participant receives a bona fide written offer (“Offer”) from a third party to purchase some or all of the Vested Shares registered in his name and Participant desires to accept that offer (except for a Permitted Transfer), Participant shall give written notice to the Company (the “Sale Notice”) of his desire to transfer such Vested Shares and, in that event, the Company shall have the rights granted herein.

3.2. Company Option. The Company shall have an option to purchase all or any portion of the Vested Shares which are the subject of a Sale Notice at the lesser of the price specified in the Offer or Fair Market Value, as determined under Section 3.5, and on the terms specified in Sections 3.6 and 3.7. The Company shall have thirty (30) days after delivery of the Sale Notice to exercise its option (the “Company Option Period”). This option may be exercised by giving written notice of exercise (the “Exercise Notice”) to Participant during the Company Option Period. Delivery of the Exercise Notice shall obligate the Company to purchase and Participant to sell the Shares of Participant identified in the Exercise Notice on the terms provided in this Article III.

3.3. Sale to Third Party. If the Company, after receiving the Sale Notice, fails to exercise its option as provided in Section 3.2, or if it declines to exercise the same, Participant shall be entitled to transfer the Vested Shares to the third party on the terms contained in the Offer, and shall be entitled to have his Vested Shares transferred on the books of the Company, but only if the third party purchaser agrees to be bound by the terms of this Agreement applicable to Vested Shares. If Participant fails to close the transfer of his Vested Shares within sixty (60) days after the option of the Company has expired or been waived, the restrictions contained in this Article III shall again apply and must be met prior to effecting any transfer of Vested Shares. Any transfer of Vested Shares by Participant to any unaffiliated third party shall comply with all applicable securities laws, and the Company may refuse to transfer any Vested Shares unless it receives such assurance and opinions from legal counsel acceptable to the Company that any such transfer is in compliance with all applicable securities laws.

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3.4. Drag-Along Rights.

(a) If one or more Stockholders (the “Controlling Stockholder”) wishes to sell all or part of the capital stock of the Company owned by the Controlling Stockholder that represents fifty percent (50%) or more of all the voting power of all classes of stock of the Company then outstanding in one transaction, or a series of related transactions, to a third-party who is not an Affiliate of such Controlling Stockholder (a “Sale Transaction”), such Controlling Stockholder may, in its sole discretion, require Participant to sell all or the same proportionate amount of Shares (including Restricted Shares at the Controlling Stockholder’s option, in which case the Shares to be sold will become Vested Shares) as the Controlling Stockholder in accordance with this Section 3.4 (“Drag-Along Rights”). If the Controlling Stockholder exercises its Drag-Along Rights, Participant shall be required to sell his/her Shares or a portion of his/her Shares at a purchase price per Share and upon the same terms as the shares of the Controlling Stockholder.

(b) The Controlling Stockholder who desires to exercise its Drag-Along Rights shall deliver a notice to Participant and the Company setting forth the terms of the Sale Transaction (including the proposed closing date for the Sale Transaction), and provide all documents required to be executed by Participant in order to consummate such Sale Transaction. Participant shall deliver to the Controlling Stockholder at least seven (7) business days prior to the proposed closing date referred to above all documents and certificates, correctly endorsed and executed, necessary to close the Sale Transaction. If Participant fails to deliver such documents to the Controlling Stockholder, the Company shall cause its books and records to show that the Shares held by Participant have been transferred pursuant to the provisions of this Section 3.4.

(c) The Controlling Stockholder shall have one hundred twenty (120) days from the date of the notice described in subsection 3.4(b) above, to consummate any Sale Transaction and, promptly after such consummation, shall notify the Company and Participant to that effect. The Controlling Stockholder shall also cause to be remitted to Participant the proceeds attributable to the sale of Participant’s Shares not later than three (3) business days after the closing of the Sale Transaction. If any Sale Transaction is not consummated prior to the expiration of the one-hundred twenty (120) day period referred to in this Section, the Controlling Stockholder may not thereafter consummate the proposed Sale Transaction (without complying again with subsection 3.4(b) above) and shall return to Participant all documents previously delivered to the Controlling Stockholder in connection with such Sale Transaction.

3.5. Fair Market Value. For purposes of this Article III, “Fair Market Value” as of any applicable date, shall mean the Fair Market Value, as defined in the Plan, except that, in the absence of an established market for the Common Stock, such Fair Market Value shall be determined by appraisal as provided in this Section 3.5. For such purposes, “Fair Market Value determined by appraisal” as of any date shall mean the price at which a willing buyer and a willing seller, with neither under compulsion to act,

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then would buy and sell the Shares subject to purchase hereunder, assuming the continuation of the Company as a going concern, as determined by an independent appraiser experienced in valuations of privately held businesses who is selected in good faith by the Board of Directors of the Company (the “Appraiser”). In determining such Fair Market Value, the Appraiser shall apply any appropriate minority interest, marketability (lack thereof) or other discounts. For the purposes of this Agreement, the determination of the Appraiser shall be conclusive and binding on all parties concerned. Promptly after its receipt of the Appraiser’s written appraisal report setting forth the Fair Market Value, the Company shall deliver a copy of such report to the Participant. The Company shall bear the entire cost of any such appraisal performed pursuant hereto.

3.6. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 3.2 of this Agreement, the Company, shall, within thirty (30) days of the delivery to Participant of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds $10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 3.7, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. Any promissory note issued hereunder shall provide that all sums not yet due and payable thereunder shall be and become immediately due and payable upon any Change in Control (as defined in Section 2(e) of the Plan) of the Company. The parties may, by written agreement, alter or modify the payment schedule provided herein.

3.7. Closing.

(a) The closing date (the “Closing Date”) for the purchase of any Shares pursuant to this Article III shall be the date the Shares are endorsed and delivered to the purchaser and the purchaser has tendered to Participant the consideration required by this Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the purchaser to Participant.

(b) The Closing Date shall occur on the business day designated by the Company, but not later than sixty (60) days following the delivery of the applicable Exercise Notice described in Section 3.2. The Company and Participant agree to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledge that time is of the essence.

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ARTICLE IV

STOCK LEGEND

All certificates representing Shares now owned or hereafter acquired by a party to this Agreement or their transferee(s) shall bear a legend in substantially the form set forth below:

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, MANDATORY SALE UPON THE HAPPENING OF CERTAIN EVENTS, AND VOTING RESTRICTIONS AS SET FORTH IN CERTAIN AGREEMENTS BETWEEN THE ORIGINAL HOLDER OF THE SHARES AND THE COMPANY, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SHARES MAY NOT BE PLEDGED, SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY REASONABLY ACCEPTABLE TO IT STATING THAT SUCH PLEDGE, SALE, TRANSFER OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW.

ARTICLE V

MARKET STAND-OFF AGREEMENT

Participant hereby agrees, if so requested by the managing underwriters or the Company in connection with an initial public offering of the Company’s Common Stock, that, without the prior written consent of such managing underwriters, Participant will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, assign any legal or beneficial interest in or make a distribution of any capital stock of the Company held by or on behalf of Participant or beneficially owned by Participant in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company’s initial public offering.

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ARTICLE VI

CERTAIN MARITAL TRANSFERS

The creation or existence of any interest in any Shares which interest is acquired or owned by the spouse or former spouse of any Stockholder as community or marital property during marriage, as a result of property division or other award or Transfer upon dissolution of the marriage, or as a result of any allowance or assignment of property under any applicable community or marital property law (a “Marital Transfer”) shall be permitted by, and deemed in compliance with, this Agreement; provided, however, that the following conditions are satisfied: (a) the Shares in which such an interest is created or exists are and continue to be (1) held of record in the name of such Stockholder and (2) managed and controlled by such Stockholder, and (b) the spouse or former spouse shall have executed a spousal consent and acknowledgement in the form attached to the Award Agreement. At the first such time when either of the conditions in the foregoing provision cease to be satisfied with respect to any Shares, an Offer shall be deemed to have been given with respect to such Shares. This Article VI shall not apply to a Permitted Transfer of Vested Shares in accordance with Section 2.2, above.

ARTICLE VII

GENERAL PROVISIONS

7.1. Further Assurances. Subject to the terms and conditions herein provided, each party hereto agrees to use its reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable, within applicable laws and regulations to consummate and make effective, as soon as practicable, the transactions contemplated by this Agreement. If at any time before or after the date of this Agreement any further action is reasonably necessary, proper or advisable to carry out the purposes of this Agreement, as soon as reasonably practicable each party hereto shall at the expense of the requesting party take all such reasonably necessary, proper or advisable action to effectuate such purposes.

7.2. Governing Law; Jurisdiction. The interpretation and construction of this Agreement and the resolution of any disputes arising out or of in connection with this Agreement or any breach hereof, shall, unless otherwise expressly provided, be governed by and be construed in accordance with the internal law of the State of Wisconsin without regard to the conflicts of laws principles thereof.

7.3. Remedies. The parties agree that any breach of this Agreement by any party hereto will cause the other parties hereto irreparable harm and that damages will not constitute an adequate remedy. Accordingly, the parties agree that injunctive relief, including, without limitation, the issuance of a temporary, preliminary or permanent injunction is an appropriate and proper remedy for any breach hereof, in addition to any award of damages which may be proven.

7.4. Notices. Any notice to be given to the Company under the terms of this Agreement shall be given in writing to the Company in care of its Chairman at its then principal place of business. Any notice to be given to Participant may be addressed to him at his address as it

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appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at Participant’s or the Company’s address.

7.5. Entire Agreement; Amendments. This Agreement, the Award Agreement and the Exercise Notice constitute a complete statement of all of the arrangements between the parties as of the date hereof with respect to the transactions contemplated hereby, and thereby supersedes all prior agreements and understandings between them with respect thereto and cannot be changed or terminated orally.

7.6. Termination. Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement shall terminate and be of no further force or effect upon the earlier of (a) merger of the Company pursuant to which Stockholders of the Company receive securities of a buyer whose securities are publicly traded; or (b) consummation by the Company of a public offering of its equity securities pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Upon termination of Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement, as herein provided, each Stockholder may deliver the certificates of his or her Shares to the secretary of the Company and have the certificates reissued, without the legend required under this Agreement appropriately modified.

7.7. Headings and Defined Terms. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

7.8. Recitals. The recitals, first stated above, are an integral part of this Agreement and are incorporated herein.

7.9. Successors. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, their heirs, successors and assigns.

7.10. No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a wavier or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

7.12. Severability. The invalidity of any provision in this Agreement shall not affect the validity of any other provision.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

NIMBLEGEN SYSTEMS INC.,
a Delaware corporation (the “Company”)

By:
Its:

Participant

Stanley D. Rose

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EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:	STANLEY D. ROSE

COMPANY:	NIMBLEGEN SYSTEMS INC.

SECURITY:	SERIES E PREFERRED STOCK

AMOUNT:	450,000 SHARES

DATE:

In connection with the purchase of the above-listed shares of Series E Preferred Stock (the “Securities”), the undersigned employee, director or advisor (“Participant”) represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

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(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Stanley D. Rose

Date: , 2005

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Schedule 2.4(a)

		18-month Vesting: Vested	18-month Vesting: Unvested		Employment Termination occurs after:	48-month Vesting: Vested	48-month Vesting: Unvested	Special Buyback Shares
		450,000				450,000
				1	9/30/04	9,375	440,625
				2	10/31/04	18,750	431,250
				3	11/30/04	28,125	421,875
				4	12/31/04	37,500	412,500
				5	1/31/05	46,875	403,125
				6	2/28/05	56,250	393,750
				7	3/31/05	65,625	384,375
				8	4/30/05	75,000	375,000
				9	5/31/05	84,375	365,625
				10	6/30/05	93,750	356,250
1	7/31/05	25,000	425,000	11	7/31/05	103,125	346,875
2	8/31/05	50,000	400,000	12	8/31/05	112,500	337,500
3	9/30/05	75,000	375,000	13	9/30/05	121,875	328,125	—
4	10/31/05	100,000	350,000	14	10/31/05	131,250	318,750	—
5	11/30/05	125,000	325,000	15	11/30/05	140,625	309,375	—
6	12/31/05	150,000	300,000	16	12/31/05	150,000	300,000	—
7	1/31/06	175,000	275,000	17	1/31/06	159,375	290,625	15,625
8	2/28/06	200,000	250,000	18	2/28/06	168,750	281,250	31,250
9	3/31/06	225,000	225,000	19	3/31/06	178,125	271,875	46,875
10	4/30/06	250,000	200,000	20	4/30/06	187,500	262,500	62,500
11	5/31/06	275,000	175,000	21	5/31/06	196,875	253,125	78,125
12	6/30/06	300,000	150,000	22	6/30/06	206,250	243,750	93,750
13	7/31/06	325,000	125,000	23	7/31/06	215,625	234,375	109,375
14	8/31/06	350,000	100,000	24	8/31/06	225,000	225,000	125,000
15	9/30/06	375,000	75,000	25	9/30/06	234,375	215,625	140,625
16	10/31/06	400,000	50,000	26	10/31/06	243,750	206,250	156,250
17	11/30/06	425,000	25,000	27	11/30/06	253,125	196,875	171,875
18	12/31/06	450,000	—	28	12/31/06	262,500	187,500	187,500
				29	1/31/07	271,875	178,125	178,125
				30	2/28/07	281,250	168,750	168,750
				31	3/31/07	290,625	159,375	159,375
				32	4/30/07	300,000	150,000	150,000
				33	5/31/07	309,375	140,625	140,625
				34	6/30/07	318,750	131,250	131,250
				35	7/31/07	328,125	121,875	121,875
				36	8/31/07	337,500	112,500	112,500
				37	9/30/07	346,875	103,125	103,125
				38	10/31/07	356,250	93,750	93,750
				39	11/30/07	365,625	84,375	84,375
				40	12/31/07	375,000	75,000	75,000
				41	1/31/08	384,375	65,625	65,625
				42	2/29/08	393,750	56,250	56,250
				43	3/31/08	403,125	46,875	46,875
				44	4/30/08	412,500	37,500	37,500
				45	5/31/08	421,875	28,125	28,125
				46	6/30/08	431,250	18,750	18,750
				47	7/31/08	440,625	9,375	9,375
				48	8/31/08	450,000	—	—

NIMBLEGEN SYSTEMS, INC.

AWARD AGREEMENT

This Award Agreement, entered into as of January 30, 2007 (the date of grant), is between NimbleGen Systems, Inc., a Delaware corporation (the “Company”), and Stanley D. Rose (the “Participant”). All terms used herein and not otherwise defined shall have the same meaning as set forth in the Company’s 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended (the “Plan”).

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the “Board”) desires to induce the Participant to provide services to the Company and/or any of its Subsidiaries, to provide the Participant with a stronger incentive to strive for the continued success and growth of the Company and its Subsidiaries and to further align the participant’s interests with those of the Company’s stockholders.

NOW THEREFORE, in consideration of the benefits that the Company expects to be derived in connection with the services to be hereafter rendered by the Participant, the Company and the Participant hereby agree as follows:

ARTICLE I

Award of Option for Restricted Stock

1.1. Option; Number of Shares; Option Price. The Participant is granted the right and option (the “Option”), exercisable in full immediately, to purchase all or any part of an aggregate of 450,000 shares of the Company’s Common Stock (individually, a “Share” and jointly, the “Shares”) at the purchase price of $1.74 per Share (the “Option Price”) any time before the tenth anniversary of the date of this Award Agreement. If the Participant exercises the Option prior to the fourth anniversary of the date of this Award Agreement, the shares of Common Stock received from the exercise of the Option that are unvested shares according to the schedule set forth in Section 1.2 are hereafter referred to as “Restricted Shares” and Shares that have vested are referred to as “Vested Shares.” The period during which there are Restricted Shares outstanding is referred to herein as the “Restricted Period.” If the Option remains outstanding and is exercised on or after the fourth anniversary of the date of this Award Agreement, all of the Shares will be Vested Shares and none of the Shares will be Restricted Shares.

1.2. Vesting of Restricted Shares.

(a) The vesting schedule for the Shares governed by this Option is as follows. Except as otherwise provided in the Plan and this Section 1.2, and subject to Section 1.4, the Option will vest as to one-fourth of the Shares on January 1, 2008, and an additional 1/16th of the Shares will vest as of each April 1, July 1, October 1 and January 1 thereafter, provided that the Participant is still in the employ of the Company or any of its Subsidiaries on each vesting date. Notwithstanding the foregoing, the Shares will become fully vested upon the first to occur of the following: (A) the Participant’s death or Disability while in the employ of the Company or any of its Subsidiaries, or (B) the termination by the Company of the Participant’s employment with the Company and its Subsidiaries (other than a termination for Cause) or termination by the Participant of such employment with Good Reason, in either case within the period commencing on the one hundred eightieth (180th) day prior to the occurrence of a Change in Control and ending on the two year anniversary of the occurrence of the Change in Control. For purposes hereof, “Good Reason” shall mean, without Participant’s consent, the occurrence of any one or more of the following during Participant’s employment with the Company or any Subsidiary: (i) any reduction by the Company of Participant’s duties or responsibilities, any adverse change by the Company in Participant’s reporting position, or any change by the Company in Participant’s job requirements imposing job requirements inconsistent with those customarily incident to the office of president or chief executive officer which reduction or change in reporting position or job requirements is material based on Participant’s overall responsibilities, authority and job requirements (ignoring incidental duties and job requirements, as the case may be) prior to and after such reduction or change which remains uncured, if cure thereof is necessary, ten (10) business days after Participant has given written notice to the Company which specifies such reduction or change and Participant’s objection thereto; (ii) any job requirement imposed by the Company that Participant change his principal residence or that there be a change in Participant’s places of work or in Participant’s allocation of time to his places of work; or (iii) any material breach of this Agreement by the Company or any breach of any obligation of the Company for the payment or provision of compensation or other benefits to Participant or any other material obligation of the Company to Participant, which remains uncured ten (10) business days after Participant has given written notice to the Company which specifies the breach. For purposes hereof, “Cause” shall mean the occurrence of any one or more of the following: (i) Participant’s repeated failure to perform work reasonably assigned to Participant in a competent, diligent and satisfactory manner as determined by the Board in its reasonable judgment; (ii) Participant’s willful commission of any material act of dishonesty or disloyalty involving the Company or any Subsidiary; (iii) Participant’s chronic absence from work other than by reason of a serious health condition; (iv) Participant’s commission of a crime which, in the reasonable judgment of the Board, is substantially related to the circumstances of Participant’s position with the Company or any Subsidiary or which has a material adverse effect on the business of the Company or any Subsidiary; or (v) the willful engaging by Participant in conduct which is demonstrably and materially injurious to the Company or any Subsidiary. For purposes of this Agreement, no act, or failure to act, on Participant’s part will be deemed “willful” unless done, or omitted to be done, by Participant not in good faith.

(b) Shares governed by this Option vest according to the schedule in Section 1.2(a), whether or not the Option has been exercised.

1.3. Exercisability of Option.

(a) This Option is immediately exercisable in full and shall expire in accordance with this Section 1.3 and the Plan, but in all events, and notwithstanding anything herein to the contrary, on the tenth anniversary of the date of this Award Agreement.

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(b) Except as otherwise provided in paragraphs (c) through (e), if the employment of the Participant terminates and Participant’s service to the Company and/or its Subsidiaries as a non-employee terminates, the Option, to the extent not exercised, shall terminate three (3) months after termination of employment and service with the Company and/or its Subsidiaries, as the case may be. For the avoidance of doubt and notwithstanding any implication herein to the contrary, it is the intention of the parties that this Option shall remain exercisable, shall continue to vest or be forfeited, as the case may be, in accordance with its terms and shall not terminate for as long as the Participant is providing services to the Company and/or its Subsidiaries only either as Chief Executive Officer of the Company or in any other capacity, which may be as a non-employee, mutually agreed to by Participant and the Board. Unless the context otherwise requires, such terms as “employment,” “employee,” “service,” “non-employee,” and “employed” and related terms in this Agreement and Schedule 1.2(b) shall be understood to refer only to any such services in any such capacity.

(c) If the Participant’s termination of employment with the Company and/or any of its Subsidiaries is a termination for Cause, the Option may not be exercised thereafter and all of the Participant’s unexercised rights in the Option shall be forfeited upon such termination of employment.

(d) If termination of employment results from the Disability of the Participant, this Option may be exercised at any time within one (1) year after such termination of employment.

(e) If termination of employment results from the death of the Participant, the personal representative of the Participant’s estate, or a person who by bequest, inheritance, or otherwise by reason of the Participant’s death acquired the right to exercise the Option, may exercise any Option at any time within one (1) year after the death of the Participant.

1.4. Method of Exercising Option. The Option may be exercised in whole or in part by delivery to the Company, at its offices in Madison, Wisconsin, of (a) written notice identifying the Option and stating the number of Shares with respect to which it is being exercised, in the form attached hereto as Exhibit A, (b) payment in full of the Option Price of the Shares then being acquired in the form permitted by Section 8 of the Plan, (c) execution of a stockholder agreement substantially in the form attached hereto as Exhibit B (“Stockholder Agreement”), (d) execution of an Investment Representation Statement in the form attached hereto as Exhibit C if the Shares covered by the Option have not been registered under the Securities Act of 1933, as amended, at the time of the exercise and (e) if the Option is exercised during the Restricted Period as defined in Section 1.1, a blank stock power for the Restricted Shares. The Company shall have the right to delay the issue or delivery of any Shares to be delivered hereunder until (i) the completion of such registration or qualification of such Shares under any federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, and (ii) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of Shares hereunder.

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1.5. Prohibitions Against Transfer. The Option, and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process, and shall be exercisable only by the Participant, except as provided in Section 12 of the Plan and in Section 1.3(e) above.

1.6. Incentive Stock Option Treatment. It is intended that all of the Option shall qualify as an incentive stock option pursuant to Section 422 of the Code to the extent it meets the requirements thereof, including the $100,000 per year limitation contained in Section 422(d) of the Code.

ARTICLE II

Provisions Governing Restricted Shares

2.1. Stockholder Status. Prior to the vesting of the Restricted Shares, the Participant shall not have the right to vote the Restricted Shares, and instead, the Restricted Shares shall be voted as directed by action of the Board. The Participant agrees to execute a proxy upon request of the Board at any time during the Restricted Period appointing an agent designated by the Board to vote the Restricted Shares. The Participant shall have the right to receive and retain all regular cash dividends paid or distributed in respect of the Restricted Shares, if any, and except as expressly provided otherwise herein, shall have all other rights as a holder of outstanding shares of Common Stock. Until all of the Restricted Shares vest pursuant to Section 1.2, the Company shall retain custody of the stock certificates representing the Shares unless the Participant requests in writing that the Company issue a certificate for any portion that represents Vested Shares to the Participant. As soon as practicable after the lapse of the restrictions, the Company shall issue or release or cause to be issued or released certificate(s) representing the Shares.

2.2. Prohibition Against Transfer. Restricted Shares may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process. Notwithstanding the foregoing, Restricted Shares may be transferred as the result of any merger, consolidation, or share exchange involving the Company, in which event the shares received in exchange for the Shares will remain subject to this Award Agreement and treated as “Restricted Shares” hereunder. Any transfer in violation of this Section 2.2 shall be void and of no further effect. After the Restricted Shares vest, they shall continue to be subject to the limitations on transfer contained in the Stockholder Agreement.

2.3. Repurchase of Restricted Shares. If the Participant’s employment with the Company and/or its Subsidiaries terminates for any reason, the Company shall have the right, but not the obligation, to purchase all or any portion of the Restricted Shares owned by the Participant. Such option shall be exercisable by the Company within thirty (30) days following the date of the termination of the Participant’s employment with the Company and/or its Subsidiaries by delivery of a written notice to the Participant, and if not so exercised shall be deemed irrevocably waived. The Company may assign its rights under this Section 2.3 to the stockholders of the Company (other than the Participant), at any time, on a pro rata basis. The purchase price per share for all purchases under this Section 2.3 of Restricted Shares shall be the Option Price.

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2.4. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 2.3, above, the Company, shall, within thirty (30) days of the delivery to the Participant of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds $10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 2.5, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. Any promissory note issued hereunder shall provide that all sums not yet due and payable thereunder shall be and become immediately due and payable upon any Change in Control. The parties may, by written agreement, alter or modify the payment schedule provided herein.

2.5. Closing Date. The closing date (the “Closing Date”) for the purchase of any Shares pursuant to Section 2.3, above, shall be the date the Shares are endorsed and delivered to the Company and the Company has tendered to the Participant the consideration required by this Award Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the Company to the Participant. The Closing Date shall occur on the business day designated by the Company, but not later than sixty (60) days after the Participant’s termination of employment. The Participant agrees to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledges that time is of the essence.

ARTICLE III

Miscellaneous

3.1. Provisions of the Plan Control. This Award Agreement shall be governed by the provisions of the Plan, the terms and conditions of which are incorporated herein by reference. In the event that the provisions of this Award Agreement and the Plan conflict, the Plan shall control except that, in the event that the provisions of this Award Agreement and the Plan conflict as to the vesting schedule applicable to Shares governed by the Option, this Award Agreement shall control, and further provided that in no circumstances shall any changes in said vesting schedule be effective except upon the written agreement of the parties; however, for clarity and notwithstanding the foregoing provision to the contrary, without Participant’s agreement, said vesting schedule may be accelerated as permitted under the Plan and shall be accelerated as required under the Plan. The Plan empowers the Administrator to make interpretations, rules and regulations thereunder, and, in general, provides that determinations of the Administrator with respect to the Plan shall be binding upon the Participant. A copy of the Plan will be delivered to the Participant upon reasonable request.

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3.2. Taxes. The Company may require payment or reimbursement of or may withhold any tax that it believes is required as a result of the exercise of the Option or issuance of shares, and the Company may defer making delivery with respect to Shares for which the Option was exercised or with respect to Vested Shares which previously had been Restricted Shares until arrangements satisfactory to the Company have been made with respect to such withholding obligations.

3.3. Tax Consequences. The Participant understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant represents that the Participant will consult with any tax consultants the Participant deems advisable in connection with the purchase and disposition of the Shares.

3.4. Notices. Any notice to be given to the Company under the terms of this Award Agreement shall be given in writing to the Company in care of its then Chairman at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

3.5. Governing Law. This Award Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Wisconsin, without giving effect to the principles of conflicts of laws.

3.6. No Employment Rights. This Award Agreement shall not confer upon the Participant any right with respect to continuation of employment by the Company and/or any of its Subsidiaries, nor shall it interfere in any way with the right of the Company and/or any of its Subsidiaries to terminate the Participant’s employment at any time, except as otherwise provided in any written employment agreement between the Participant and the Company and/or any of its Subsidiaries.

3.7. Multiple Copies. One or more copies of this Award Agreement may be executed, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

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IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed as of the date and year first above written, which is the date of the granting of the Option evidenced hereby.

NIMBLEGEN SYSTEMS, INC.

By:	/s/ Thomas M. Palay
Thomas M. Palay,
Vice-Chairman of the Board of Directors and Vice President

The undersigned Participant hereby accepts the foregoing Option and agrees to the several terms and conditions hereof and of the Plan.

Participant:

/s/ Stanley D. Rose
Stanley D. Rose

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Spousal Consent and Acknowledgment

I acknowledge that I have read the Award Agreement and the Stockholder Agreement, attached thereto as Exhibit B, and that I understand their contents. I am aware that by their provisions my spouse agrees, among other things, to limit the transferability of and the voting rights attendant upon his or her Shares of NimbleGen Systems, Inc. which may be acquired through his or her exercise of an Option. I am further aware that the terms and limitations set forth in such agreements shall apply to any interest I have in the Option or the Shares (including without limitation any right or interest by operation of the Wisconsin Marital Property Law, chapter 766 of the Wisconsin Statutes, or by operation of any other law) and the interest of any of my heirs, legatees, or other transferees. I consent to and approve the provisions of the Award Agreement and the Stockholder Agreement, and agree that the Option and the Shares and my interest in them are subject to the provisions of such Agreements, and direct the personal representative of my estate to promptly comply with all of the provisions of such Agreements. I further agree that I will take no action at any time to hinder the operation of the Award Agreement or the Stockholder Agreement as to the Option and/or the Shares or any interest that I or my transferees have in them.

Date:	Spouse:

EXHIBIT A

NIMBLEGEN SYSTEMS INC. 2000 STOCK OPTION

AND RESTRICTED STOCK PLAN

EXERCISE NOTICE

1. Exercise of Option. Effective as of today,                     , 20    , the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase                      shares of the Common Stock (the “Shares”) of NimbleGen Systems, Inc. (the “Company”) under and pursuant to the Company’s 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended (the “Plan”), and the Award Agreement dated as of January 30, 2007 (the “Award Agreement”). All terms used herein and not otherwise defined shall have the meaning set forth in the Plan, the Award Agreement, or in the form of stockholder agreement that is attached to the Award Agreement as Exhibit B (the “Stockholder Agreement”).

2. Representations of the Participant. The Participant acknowledges that the Participant has received and read and understands the Plan, the Award Agreement, and the Stockholder Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and the Stockholder Agreement is executed by the Participant, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised, subject to the terms of the Award Agreement.

The Participant shall enjoy rights as a Stockholder, subject to his Award Agreement and the Stockholder Agreement, until such time as the Participant disposes of the Shares or the Company and/or its assignee exercises its rights under Section 3.2 of the Stockholder Agreement or Section 2.3 of the Award Agreement. Upon such exercise, the Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Stockholder Agreement and/or the Award Agreement, and the Participant shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4. Delivery of Payment. The Participant delivers to the Company with this Exercise Notice payment of the Option Price for the Shares.

5. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator of the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all persons.

6. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of Wisconsin excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7. Notices. Any notice to the Company permitted or required hereunder shall be given in writing to the Company in care of its then Chairman at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

8. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

Participant:	Accepted by:
NIMBLEGEN SYSTEMS, INC.

By:
Print name:	Its:

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EXHIBIT B

FORM OF

STOCKHOLDER AGREEMENT

WITH

NIMBLEGEN SYSTEMS, INC.

(Applicable to Shares Purchased By Exercise of Stock Options)

This Stockholder Agreement (the “Agreement”) dated as of this      day of                     ,         , is by and between NimbleGen Systems, Inc., a Delaware corporation (the “Company”), and the person whose name appears on the signature page hereof (the “Participant”).

RECITALS

The Company granted the Participant an option (the “Option”) to purchase shares of the Company’s Common Stock pursuant to its 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended. The Company and the Participant entered into that certain Award Agreement dated January 30, 2007 (the “Award Agreement”) setting out the terms of such option grant. The Participant has purchased _______ shares of the Company’s Common Stock pursuant to the Award Agreement, which, together with all other such shares from time to time purchased by the Participant pursuant to the Award Agreement, including those shares purchased after the date of this Agreement, are the “Shares” hereunder.

The Company made its grant of the Option on certain terms and conditions including the requirement that the Participant and the Company would enter into this Agreement as a condition to the right to exercise the Option.

In consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below; all other capitalized terms shall have the meanings set forth elsewhere in this Agreement:

“Affiliate” means (i) any person directly or indirectly controlled by a holder of capital stock of the Company, in control of a holder of capital stock of the Company, or under common control with a holder of capital stock of the Company, (ii) any member, partner, subsidiary, officer, director or stockholder of a person or entity referred to in clause (i), and (iii) any other person or entity directly or indirectly in control of or under the control of any person or entity referred to in clause (ii). “Controlled,” “controlled by,” and “under common control with” shall mean direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise) of a person; provided, that common control shall be conclusively presumed between or among an individual and members of the immediate family (spouse, siblings, ancestors, descendants or the spouse of any of the foregoing) of such individual, an individual and a trust primarily for the benefit of such individual, or an immediate family member of such individual.

“Common Stock” means shares of the Company’s common stock, $.001 par value.

“Disability” has the meaning given in Section 2(i) of the Plan.

“Permitted Transfer” has the meaning set forth in Section 2.2.

“Restricted Shares” has the meaning given in the Award Agreement.

“Share(s)” has the meaning set forth in the Recitals.

“Stockholder” means any person who holds legal title to any issued and outstanding share of the Company’s Common Stock or preferred stock, and any stock into which any such class of stock is converted or exchanged.

“Transfer” or “Transfers” means, with respect to the Shares, any sale, pledge, hypothecation, gift, devise, distribution, or other disposition of Shares, including, but not limited to, any direct or indirect change in legal or beneficial ownership effected by any voluntary or involuntary disposition of Shares or by operation of law or by legal or equitable process.

“Vested Shares” has the meaning given in the Award Agreement.

ARTICLE II

RESTRICTIONS ON TRANSFER

2.1. General Restriction. No Transfer of the Shares may be made by the Participant (including, without limitation, an executor or personal representative, guardian, or conservator of the Participant), except pursuant to the terms of the Award Agreement, this Agreement, and in accordance with the terms of the Bylaws of the Company. Any Transfer of Shares which violates the terms of the Award Agreement or this Agreement shall be voidable by the Company, and neither the Company nor its transfer agent shall permit such transfer to be made on the stock records of the Company.

2.2. Permitted Transfers. The prohibition of Section 2.1 shall not apply to any Transfer of any interest in the Participant’s Shares, provided however that this Section 2.2 does not apply to Restricted Shares, (i) to his/her spouse or lineal descendant (hereafter “Immediate Family”) or a trust for the benefit of his/her Immediate Family, provided that the Participant retains the right to vote any Shares so transferred; (ii) upon the Participant’s death; (iii) as the result of any merger, consolidation, or share exchange involving the

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Company; (iv) any exchange of existing Shares for other shares of the same or a different class or series in the Company, whether through the exercise of conversion rights or otherwise; or (v) to the Company (hereinafter a “Permitted Transfer”). The foregoing notwithstanding, a Transfer of Shares may not be made to a transferee described in clauses (i) or (ii) of the preceding sentence unless the transferee agrees to be bound by the terms of this Agreement applicable to Vested Shares, and in the case of a Transfer described in clauses (iii) and (iv), the shares received in exchange for the Shares will remain subject to this Agreement and treated as “Shares” hereunder.

ARTICLE III

TRANSFER OF STOCK – GENERAL

3.1. Third Party Offers. If the Participant receives a bona fide written offer (“Offer”) from a third party to purchase some or all of the Vested Shares registered in his name and the Participant desires to accept that offer (except for a Permitted Transfer), the Participant shall give written notice to the Company (the “Sale Notice”) of his desire to transfer such Vested Shares and, in that event, the Company shall have the rights granted herein.

3.2. Company Option. The Company shall have an option to purchase all or any portion of the Vested Shares which are the subject of a Sale Notice at the lesser of the price specified in the Offer or Fair Market Value, as determined under Section 3.5, and on the terms specified in Sections 3.6 and 3.7. The Company shall have thirty (30) days after delivery of the Sale Notice to exercise its option (the “Company Option Period”). This option may be exercised by giving written notice of exercise (the “Exercise Notice”) to the Participant during the Company Option Period. Delivery of the Exercise Notice shall obligate the Company to purchase and the Participant to sell the Shares of the Participant identified in the Exercise Notice on the terms provided in this Article III.

3.3. Sale to Third Party. If the Company, after receiving the Sale Notice, fails to exercise its option as provided in Section 3.2, or if it declines to exercise the same, the Participant shall be entitled to transfer the Vested Shares to the third party on the terms contained in the Offer, and shall be entitled to have his Vested Shares transferred on the books of the Company, but only if the third party purchaser agrees to be bound by the terms of this Agreement applicable to Vested Shares. If the Participant fails to close the transfer of his Vested Shares within sixty (60) days after the option of the Company has expired or been waived, the restrictions contained in this Article III shall again apply and must be met prior to effecting any transfer of Vested Shares. Any transfer of Vested Shares by the Participant to any unaffiliated third party shall comply with all applicable securities laws, and the Company may refuse to transfer any Vested Shares unless it receives such assurance and opinions from legal counsel acceptable to the Company that any such transfer is in compliance with all applicable securities laws.

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3.4. Drag-Along Rights.

(a) If one or more Stockholders (the “Controlling Stockholder”) wishes to sell all or part of the capital stock of the Company owned by the Controlling Stockholder that represents fifty percent (50%) or more of all the voting power of all classes of stock of the Company then outstanding in one transaction, or a series of related transactions, to a third-party who is not an Affiliate of such Controlling Stockholder (a “Sale Transaction”), such Controlling Stockholder may, in its sole discretion, require the Participant to sell all or the same proportionate amount of Shares (including Restricted Shares at the Controlling Stockholder’s option, in which case the Shares to be sold will become Vested Shares) as the Controlling Stockholder in accordance with this Section 3.4 (“Drag-Along Rights”). If the Controlling Stockholder exercises its Drag-Along Rights, the Participant shall be required to sell his/her Shares or a portion of his/her Shares at a purchase price per Share and upon the same terms as the shares of the Controlling Stockholder.

(b) The Controlling Stockholder who desires to exercise its Drag-Along Rights shall deliver a notice to the Participant and the Company setting forth the terms of the Sale Transaction (including the proposed closing date for the Sale Transaction), and provide all documents required to be executed by the Participant in order to consummate such Sale Transaction. The Participant shall deliver to the Controlling Stockholder at least seven (7) business days prior to the proposed closing date referred to above all documents and certificates, correctly endorsed and executed, necessary to close the Sale Transaction. If the Participant fails to deliver such documents to the Controlling Stockholder, the Company shall cause its books and records to show that the Shares held by the Participant have been transferred pursuant to the provisions of this Section 3.4.

(c) The Controlling Stockholder shall have one hundred twenty (120) days from the date of the notice described in subsection 3.4(b) above, to consummate any Sale Transaction and, promptly after such consummation, shall notify the Company and the Participant to that effect. The Controlling Stockholder shall also cause to be remitted to the Participant the proceeds attributable to the sale of the Participant’s Shares not later than three (3) business days after the closing of the Sale Transaction. If any Sale Transaction is not consummated prior to the expiration of the one-hundred twenty (120) day period referred to in this Section, the Controlling Stockholder may not thereafter consummate the proposed Sale Transaction (without complying again with subsection 3.4(b) above) and shall return to the Participant all documents previously delivered to the Controlling Stockholder in connection with such Sale Transaction.

3.5. Fair Market Value. For purposes of this Article III, “Fair Market Value” as of any applicable date, shall mean the Fair Market Value, as defined in the Plan, except that, in the absence of an established market for the Common Stock, such Fair Market Value shall be determined by appraisal as provided in this Section 3.5. For such purposes, “Fair Market Value determined by appraisal” as of any date shall mean the price at which a willing buyer and a willing seller, with neither under compulsion to act, then would buy and sell the Shares subject to purchase hereunder, assuming the continuation of the Company as a going concern, as

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determined by an independent appraiser experienced in valuations of privately held businesses who is selected in good faith by the Board of Directors of the Company (the “Appraiser”). In determining such Fair Market Value, the Appraiser shall apply any appropriate minority interest, marketability (lack thereof) or other discounts. For the purposes of this Agreement, the determination of the Appraiser shall be conclusive and binding on all parties concerned. Promptly after its receipt of the Appraiser’s written appraisal report setting forth the Fair Market Value, the Company shall deliver a copy of such report to the Participant. The Company shall bear the entire cost of any such appraisal performed pursuant hereto.

3.6. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 3.2 of this Agreement, the Company, shall, within thirty (30) days of the delivery to the Participant of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds $10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 3.7, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. Any promissory note issued hereunder shall provide that all sums not yet due and payable thereunder shall be and become immediately due and payable upon any Change in Control (as defined in Section 2(e) of the Plan) of the Company. The parties may, by written agreement, alter or modify the payment schedule provided herein.

3.7. Closing.

(a) The closing date (the “Closing Date”) for the purchase of any Shares pursuant to this Article III shall be the date the Shares are endorsed and delivered to the purchaser and the purchaser has tendered to the Participant the consideration required by this Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the purchaser to the Participant.

(b) The Closing Date shall occur on the business day designated by the Company, but not later than sixty (60) days following the delivery of the applicable Exercise Notice described in Section 3.2. The Company and the Participant agree to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledge that time is of the essence.

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ARTICLE IV

STOCK LEGEND

All certificates representing Shares now owned or hereafter acquired by a party to this Agreement or their transferee(s) shall bear a legend in substantially the form set forth below:

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, MANDATORY SALE UPON THE HAPPENING OF CERTAIN EVENTS, AND VOTING RESTRICTIONS AS SET FORTH IN CERTAIN AGREEMENTS BETWEEN THE ORIGINAL HOLDER OF THE SHARES AND THE COMPANY, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SHARES MAY NOT BE PLEDGED, SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY REASONABLY ACCEPTABLE TO IT STATING THAT SUCH PLEDGE, SALE, TRANSFER OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW.

ARTICLE V

MARKET STAND-OFF AGREEMENT

The Participant hereby agrees, if so requested by the managing underwriters or the Company in connection with an initial public offering of the Company’s Common Stock, that, without the prior written consent of such managing underwriters, the Participant will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, assign any legal or beneficial interest in or make a distribution of any capital stock of the Company held by or on behalf of the Participant or beneficially owned by the Participant in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company’s initial public offering.

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ARTICLE VI

CERTAIN MARITAL TRANSFERS

The creation or existence of any interest in any Shares which interest is acquired or owned by the spouse or former spouse of any Stockholder as community or marital property during marriage, as a result of property division or other award or Transfer upon dissolution of the marriage, or as a result of any allowance or assignment of property under any applicable community or marital property law (a “Marital Transfer”) shall be permitted by, and deemed in compliance with, this Agreement; provided, however, that the following conditions are satisfied: (a) the Shares in which such an interest is created or exists are and continue to be (1) held of record in the name of such Stockholder and (2) managed and controlled by such Stockholder, and (b) the spouse or former spouse shall have executed a spousal consent and acknowledgement in the form attached to the Award Agreement. At the first such time when either of the conditions in the foregoing provision cease to be satisfied with respect to any Shares, an Offer shall be deemed to have been given with respect to such Shares. This Article VI shall not apply to a Permitted Transfer of Vested Shares in accordance with Section 2.2, above.

ARTICLE VII

GENERAL PROVISIONS

7.1. Further Assurances. Subject to the terms and conditions herein provided, each party hereto agrees to use its reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable, within applicable laws and regulations to consummate and make effective, as soon as practicable, the transactions contemplated by this Agreement. If at any time before or after the date of this Agreement any further action is reasonably necessary, proper or advisable to carry out the purposes of this Agreement, as soon as reasonably practicable each party hereto shall at the expense of the requesting party take all such reasonably necessary, proper or advisable action to effectuate such purposes.

7.2. Governing Law; Jurisdiction. The interpretation and construction of this Agreement and the resolution of any disputes arising out or of in connection with this Agreement or any breach hereof, shall, unless otherwise expressly provided, be governed by and be construed in accordance with the internal law of the State of Wisconsin without regard to the conflicts of laws principles thereof.

7.3. Remedies. The parties agree that any breach of this Agreement by any party hereto will cause the other parties hereto irreparable harm and that damages will not constitute an adequate remedy. Accordingly, the parties agree that injunctive relief, including, without limitation, the issuance of a temporary, preliminary or permanent injunction is an appropriate and proper remedy for any breach hereof, in addition to any award of damages which may be proven.

7.4. Notices. Any notice to be given to the Company under the terms of this Agreement shall be given in writing to the Company in care of its Chairman at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have

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been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

7.5. Entire Agreement; Amendments. This Agreement, the Award Agreement and the Exercise Notice constitute a complete statement of all of the arrangements between the parties as of the date hereof with respect to the transactions contemplated hereby, and thereby supersedes all prior agreements and understandings between them with respect thereto and cannot be changed or terminated orally.

7.6. Termination. Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement shall terminate and be of no further force or effect upon the earlier of (a) merger of the Company pursuant to which Stockholders of the Company receive securities of a buyer whose securities are publicly traded; or (b) consummation by the Company of a public offering of its equity securities pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Upon termination of Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement, as herein provided, each Stockholder may deliver the certificates of his or her Shares to the secretary of the Company and have the certificates reissued, without the legend required under this Agreement appropriately modified.

7.7. Headings and Defined Terms. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

7.8. Recitals. The recitals, first stated above, are an integral part of this Agreement and are incorporated herein.

7.9. Successors. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, their heirs, successors and assigns.

7.10. No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a wavier or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

7.12. Severability. The invalidity of any provision in this Agreement shall not affect the validity of any other provision.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

NIMBLEGEN SYSTEMS, INC., a Delaware corporation (the “Company”)

By:
Its:

Participant:

Print name:

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EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	NIMBLEGEN SYSTEMS, INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”), the undersigned employee, director or advisor (“Participant”) represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date: , 20

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NIMBLEGEN SYSTEMS, INC.

AWARD AGREEMENT

This Award Agreement, entered into as of January 30, 2007 (the date of grant), is between NimbleGen Systems, Inc., a Delaware corporation (the “Company”), and Stanley D. Rose (the “Participant”). All terms used herein and not otherwise defined shall have the same meaning as set forth in the Company’s 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended (the “Plan”).

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the “Board”) desires to induce the Participant to provide services to the Company and/or any of its Subsidiaries, to provide the Participant with a stronger incentive to strive for the continued success and growth of the Company and its Subsidiaries and to further align the participant’s interests with those of the Company’s stockholders.

NOW THEREFORE, in consideration of the benefits that the Company expects to be derived in connection with the services to be hereafter rendered by the Participant, the Company and the Participant hereby agree as follows:

ARTICLE I

Award of Option for Restricted Stock

1.1. Option; Number of Shares; Option Price. The Participant is granted the right and option (the “Option”), exercisable in full immediately, to purchase all or any part of an aggregate of 180,000 shares of the Company’s Common Stock (individually, a “Share” and jointly, the “Shares”) at the purchase price of $1.74 per Share (the “Option Price”) any time before the tenth anniversary of the date of this Award Agreement. If the Participant exercises the Option prior to the fourth anniversary of the date of this Award Agreement, the shares of Common Stock received from the exercise of the Option that are unvested shares according to the schedule set forth in Section 1.2 are hereafter referred to as “Restricted Shares” and Shares that have vested are referred to as “Vested Shares.” The period during which there are Restricted Shares outstanding is referred to herein as the “Restricted Period.” If the Option remains outstanding and is exercised on or after the fourth anniversary of the date of this Award Agreement, all of the Shares will be Vested Shares and none of the Shares will be Restricted Shares.

1.2. Vesting of Restricted Shares.

(a) The vesting schedule for the Shares governed by this Option is as follows. Except as otherwise provided in the Plan and this Section 1.2, and subject to Section 1.4, and provided that the Participant is still in the employ of the Company or any of its Subsidiaries on each vesting date, the Option will vest (i) as to up to 1/4th of the Shares as of January 1 of each year, beginning with January 1, 2008, provided that the Company has achieved the annual revenue and EBIT guidance in its annual budget approved by the Board covering the calendar year ending immediately prior to such vesting date, and (ii) as to 1/16th of the Shares on April 1, July 1, October 1 of such calendar year and January 1 of the following year if the Company has achieved the quarterly revenue and EBIT guidance in its quarterly budget approved by the Board covering the calendar quarter ending immediately prior to such vesting date. For clarity, no more than 1/4th of the Shares subject to this Option may vest pursuant to the preceding sentence with respect to any calendar year (see Schedule 1.2(b), example 3, vesting rules 2 and 3 for an example of the application of this sentence).

(b) Notwithstanding the foregoing, from and after the occurrence of a Change in Control, this Option, to the extent not then forfeited pursuant to 1.2(c) below and to the extent then unvested, will vest as to one-fourth of the Shares on January 1, 2008, and an additional 1/16th of the Shares will vest as of each April 1, July 1, October 1 and January 1 thereafter without regard to whether any revenue and EBIT guidance is achieved for any period. Schedule 1.2(b) sets forth examples of the vesting of this Option under paragraphs (a)-(c) of this Section 1.2.

(c) Subject to 1.2(b), this Option will be forfeited as of January 1 of each year, beginning with January 1, 2008, as to such portion (up to all) of the 1/4th of Shares that, pursuant to the second sentence of Section 1.2(a), were subject to vesting during the immediately preceding calendar year and are not vested as of such January 1.

(d) Notwithstanding the foregoing, except as to Shares as to which the Option has been forfeited as provided in Section 1.2(c), the Shares will become fully vested upon the first to occur of the following: (A) the Participant’s death or Disability while in the employ of the Company or any of its Subsidiaries, or (B) the termination by the Company of the Participant’s employment with the Company and its Subsidiaries (other than a termination for Cause) or termination by the Participant of such employment with Good Reason, in either case within the period commencing on the one hundred eightieth (180th) day prior to the occurrence of a Change in Control and ending on the two year anniversary of the occurrence of the Change in Control. For purposes hereof, “Good Reason” shall mean, without Participant’s consent, the occurrence of any one or more of the following during Participant’s employment with the Company or any Subsidiary: (i) any reduction by the Company of Participant’s duties or responsibilities, any adverse change by the Company in Participant’s reporting position, or any change by the Company in Participant’s job requirements imposing job requirements inconsistent with those customarily incident to the office of president or chief executive officer which reduction or change in reporting position or job requirements is material based on Participant’s overall responsibilities, authority and job requirements (ignoring incidental duties and job requirements, as the case may be) prior to and after such reduction or change which remains uncured, if cure thereof is necessary, ten (10) business days after Participant has given written notice to the Company which specifies such reduction or change and Participant’s objection thereto; (ii) any job requirement imposed by the Company that Participant change his principal residence or that there be a change in Participant’s places of work or in Participant’s allocation of time to his places of work; or (iii) any material breach of this Agreement by the Company or any breach of any obligation of the Company for the payment or provision of compensation or other benefits to Participant or any other, material obligation of the Company to Participant, which remains uncured ten (10) business days after Participant has given written notice to the Company which specifies the breach. For purposes hereof,

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“Cause” shall mean the occurrence of any one or more of the following: (i) Participant’s repeated failure to perform work reasonably assigned to Participant in a competent, diligent and satisfactory manner as determined by the Board in its reasonable judgment; (ii) Participant’s willful commission of any material act of dishonesty or disloyalty involving the Company or any Subsidiary; (iii) Participant’s chronic absence from work other than by reason of a serious health condition; (iv) Participant’s commission of a crime which, in the reasonable judgment of the Board, is substantially related to the circumstances of Participant’s position with the Company or any Subsidiary or which has a material adverse effect on the business of the Company or any Subsidiary; or (v) the willful engaging by Participant in conduct which is demonstrably and materially injurious to the Company or any Subsidiary. For purposes of this Agreement, no act, or failure to act, on Participant’s part will be deemed “willful” unless done, or omitted to be done, by Participant not in good faith.

(e) Shares governed by this Option vest according to the schedule above in this Section 1.2, whether or not the Option has been exercised.

1.3. Exercisability of Option.

(a) This Option is immediately exercisable in full and shall expire in accordance with this Section 1.3 and the Plan, but in all events, and notwithstanding anything herein to the contrary, on the tenth anniversary of the date of this Award Agreement.

(b) Except as otherwise provided in paragraphs (c) through (e), if the employment of the Participant terminates and Participant’s service to the Company and/or its Subsidiaries as a non-employee terminates, the Option, to the extent not exercised, shall terminate three (3) months after termination of employment and service with the Company and/or its Subsidiaries, as the case may be. For the avoidance of doubt and notwithstanding any implication herein to the contrary, it is the intention of the parties that this Option shall remain exercisable, shall continue to vest or be forfeited, as the case may be, in accordance with its terms and shall not terminate for as long as the Participant is providing services to the Company and/or its Subsidiaries only either as Chief Executive Officer of the Company or in any other capacity, which may be as a non-employee, mutually agreed to by Participant and the Board. Unless the context otherwise requires, such terms as “employment,” “employee,” “service,” “non-employee,” and “employed” and related terms in this Agreement and Schedule 1.2(b) shall be understood to refer only to any such services in any such capacity.

(c) If the Participant’s termination of employment with the Company and/or any of its Subsidiaries is a termination for Cause, the Option may not be exercised thereafter and all of the Participant’s unexercised rights in the Option shall be forfeited upon such termination of employment.

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(d) If termination of employment results from the Disability of the Participant, this Option may be exercised at any time within one (1) year after such termination of employment.

(e) If termination of employment results from the death of the Participant, the personal representative of the Participant’s estate, or a person who by bequest, inheritance, or otherwise by reason of the Participant’s death acquired the right to exercise the Option, may exercise any Option at any time within one (1) year after the death of the Participant.

1.4. Method of Exercising Option. The Option may be exercised in whole or in part by delivery to the Company, at its offices in Madison, Wisconsin, of (a) written notice identifying the Option and stating the number of Shares with respect to which it is being exercised, in the form attached hereto as Exhibit A, (b) payment in full of the Option Price of the Shares then being acquired in the form permitted by Section 8 of the Plan, (c) execution of a stockholder agreement substantially in the form attached hereto as Exhibit B (“Stockholder Agreement”), (d) execution of an Investment Representation Statement in the form attached hereto as Exhibit C if the Shares covered by the Option have not been registered under the Securities Act of 1933, as amended, at the time of the exercise and (e) if the Option is exercised during the Restricted Period as defined in Section 1.1, a blank stock power for the Restricted Shares. The Company shall have the right to delay the issue or delivery of any Shares to be delivered hereunder until (i) the completion of such registration or qualification of such Shares under any federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, and (ii) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of Shares hereunder.

1.5. Prohibitions Against Transfer. The Option, and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process, and shall be exercisable only by the Participant, except as provided in Section 12 of the Plan and in Section 1.3(e) above.

1.6. Incentive Stock Option Treatment. It is intended that all of the Option shall qualify as an incentive stock option pursuant to Section 422 of the Code to the extent it meets the requirements thereof, including the $100,000 per year limitation contained in Section 422(d) of the Code.

ARTICLE II

Provisions Governing Restricted Shares

2.1. Stockholder Status. Prior to the vesting of the Restricted Shares, the Participant shall not have the right to vote the Restricted Shares, and instead, the Restricted Shares shall be voted as directed by action of the Board. The Participant agrees to execute a proxy upon request of the Board at any time during the Restricted Period appointing an agent designated by the Board to vote the Restricted Shares. The Participant shall have the right to receive and retain all regular cash dividends paid or distributed in respect of the Restricted Shares, if any, and except as expressly provided otherwise herein, shall have all other rights as a holder of outstanding

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shares of Common Stock. Until all of the Restricted Shares vest pursuant to Section 1.2, the Company shall retain custody of the stock certificates representing the Shares unless the Participant requests in writing that the Company issue a certificate for any portion that represents Vested Shares to the Participant. As soon as practicable after the lapse of the restrictions, the Company shall issue or release or cause to be issued or released certificate(s) representing the Shares.

2.2. Prohibition Against Transfer. Restricted Shares may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process. Notwithstanding the foregoing, Restricted Shares may be transferred as the result of any merger, consolidation, or share exchange involving the Company, in which event the shares received in exchange for the Shares will remain subject to this Award Agreement and treated as “Restricted Shares” hereunder. Any transfer in violation of this Section 2.2 shall be void and of no further effect. After the Restricted Shares vest, they shall continue to be subject to the limitations on transfer contained in the Stockholder Agreement.

2.3. Repurchase of Restricted Shares. If the Participant’s employment with the Company and/or its Subsidiaries terminates for any reason, the Company shall have the right, but not the obligation, to purchase all or any portion of the Restricted Shares owned by the Participant. Such option shall be exercisable by the Company within thirty (30) days following the date of the termination of the Participant’s employment with the Company and/or its Subsidiaries by delivery of a written notice to the Participant, and if not so exercised shall be deemed irrevocably waived. The Company may assign its rights under this Section 2.3 to the stockholders of the Company (other than the Participant), at any time, on a pro rata basis. The purchase price per share for all purchases under this Section 2.3 of Restricted Shares shall be the Option Price.

2.4. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 2.3, above, the Company, shall, within thirty (30) days of the delivery to the Participant of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds $10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 2.5, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. Any promissory note issued hereunder shall provide that all sums not yet due and payable thereunder shall be and become immediately due and payable upon any Change in Control. The parties may, by written agreement, alter or modify the payment schedule provided herein.

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2.5. Closing Date. The closing date (the “Closing Date”) for the purchase of any Shares pursuant to Section 2.3, above, shall be the date the Shares are endorsed and delivered to the Company and the Company has tendered to the Participant the consideration required by this Award Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the Company to the Participant. The Closing Date shall occur on the business day designated by the Company, but not later than sixty (60) days after the Participant’s termination of employment. The Participant agrees to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledges that time is of the essence.

ARTICLE III

Miscellaneous

3.1. Provisions of the Plan Control. This Award Agreement shall be governed by the provisions of the Plan, the terms and conditions of which are incorporated herein by reference. In the event that the provisions of this Award Agreement and the Plan conflict, the Plan shall control except that, in the event that the provisions of this Award Agreement and the Plan conflict as to the vesting schedule applicable to Shares governed by the Option, this Award Agreement shall control, and further provided that in no circumstances shall any changes in said vesting schedule be effective except upon the written agreement of the parties; however, for clarity and notwithstanding the foregoing provision to the contrary, without Participant’s agreement, said vesting schedule may be accelerated as permitted under the Plan and shall be accelerated as required under the Plan. The Plan empowers the Administrator to make interpretations, rules and regulations thereunder, and, in general, provides that determinations of the Administrator with respect to the Plan shall be binding upon the Participant. A copy of the Plan will be delivered to the Participant upon reasonable request.

3.2. Taxes. The Company may require payment or reimbursement of or may withhold any tax that it believes is required as a result of the exercise of the Option or issuance of shares, and the Company may defer making delivery with respect to Shares for which the Option was exercised or with respect to Vested Shares which previously had been Restricted Shares until arrangements satisfactory to the Company have been made with respect to such withholding obligations.

3.3. Tax Consequences. The Participant understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant represents that the Participant will consult with any tax consultants the Participant deems advisable in connection with the purchase and disposition of the Shares.

3.4. Notices. Any notice to be given to the Company under the terms of this Award Agreement shall be given in writing to the Company in care of its then Chairman at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

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3.5. Governing Law. This Award Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Wisconsin, without giving effect to the principles of conflicts of laws.

3.6. No Employment Rights. This Award Agreement shall not confer upon the Participant any right with respect to continuation of employment by the Company and/or any of its Subsidiaries, nor shall it interfere in any way with the right of the Company and/or any of its Subsidiaries to terminate the Participant’s employment at any time, except as otherwise provided in any written employment agreement between the Participant and the Company and/or any of its Subsidiaries.

3.7. Multiple Copies. One or more copies of this Award Agreement may be executed, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

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IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed as of the date and year first above written, which is the date of the granting of the Option evidenced hereby.

NIMBLEGEN SYSTEMS, INC.

By:	/s/ Thomas M. Palay
Thomas M. Palay,
Vice-Chairman of the Board of Directors and Vice President

The undersigned Participant hereby accepts the foregoing Option and agrees to the several terms and conditions hereof and of the Plan.

Participant:

/s/ Stanley D. Rose
Stanley D. Rose

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Spousal Consent and Acknowledgment

I acknowledge that I have read the Award Agreement and the Stockholder Agreement, attached thereto as Exhibit B, and that I understand their contents. I am aware that by their provisions my spouse agrees, among other things, to limit the transferability of and the voting rights attendant upon his or her Shares of NimbleGen Systems, Inc. which may be acquired through his or her exercise of an Option. I am further aware that the terms and limitations set forth in such agreements shall apply to any interest I have in the Option or the Shares (including without limitation any right or interest by operation of the Wisconsin Marital Property Law, chapter 766 of the Wisconsin Statutes, or by operation of any other law) and the interest of any of my heirs, legatees, or other transferees. I consent to and approve the provisions of the Award Agreement and the Stockholder Agreement, and agree that the Option and the Shares and my interest in them are subject to the provisions of such Agreements, and direct the personal representative of my estate to promptly comply with all of the provisions of such Agreements. I further agree that I will take no action at any time to hinder the operation of the Award Agreement or the Stockholder Agreement as to the Option and/or the Shares or any interest that I or my transferees have in them.

Date:	Spouse:

Schedule 1.2(b)

Example 1:

Assumptions:

(1)	Change in Control occurs on November 30, 2007

(2)	Quarterly revenue and EBIT guidance for quarters ended March 31, June 30 and September 30, 2007 is not achieved

Vesting and/or Forfeitures:

Vesting and/or forfeitures are as follows:

(1)	There is no forfeiture.

(2)	1/4th of Shares will vest as of January 1, 2008, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on such vesting date

(3)	1/16th of Shares will vest as of April 1, July 1, October 1 and January 1 of each year, beginning with April 1, 2008, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date (without regard to whether or not any revenue and EBIT guidance is achieved)

Example 2:

Assumptions:

(1)	Change in Control occurs on January 1, 2008

(2)	Quarterly revenue and EBIT guidance for quarters ended March 31, June 30, September 30, and December 31, 2007 is not achieved

(3)	Annual revenue and EBIT guidance for year ended December 31, 2007 is not achieved

Vesting and/or Forfeitures:

Vesting and/or forfeitures are as follows:

(1)	1/4th of Shares will be forfeited as of January 1, 2008

(2)	1/16th of Shares will vest as of April 1, July 1, October 1 and January 1 of each year, beginning with April 1, 2008, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date (without regard to whether or not any revenue and EBIT guidance is achieved)

Example 3:

Assumptions:

(1)	Change in Control occurs on January 1, 2009

(2)	Quarterly revenue and EBIT guidance for quarters ended March 31, June 30, September 30, and December 31, 2007 is not achieved

(3)	Annual revenue and EBIT guidance for year ended December 31, 2007 is not achieved

(4)	Quarterly revenue and EBIT guidance for quarters ended March 31 and June 30, 2008 is not achieved but for quarters ended September 30, and December 31, 2008 is achieved

(5)	Annual revenue and EBIT guidance for year ended December 31, 2008 is achieved

Vesting and/or Forfeitures:

Vesting and/or forfeitures are as follows:

(1)	1/4th of Shares will be forfeited as of January 1, 2008

(2)	1/16th of Shares will vest as of each of October 1, 2008 and January 1, 2009, based upon assumption (4) in this example, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date

(3)	an additional 2/16th of Shares will vest as of January 1, 2009, based upon assumption (5) in this example, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on such vesting date

(4)	1/16th of Shares will vest as of April 1, July 1, October 1 and January 1 of each year, beginning with April 1, 2009, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date (without regard to whether or not any revenue and EBIT guidance is achieved)

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Example 4:

Assumptions:

(1)	Change in Control occurs on July 1, 2009

(2)	Quarterly revenue and EBIT guidance for quarters ended March 31, June 30, September 30, and December 31, 2007 is not achieved

(3)	Annual revenue and EBIT guidance for year ended December 31, 2007 is not achieved

(4)	Quarterly revenue and EBIT guidance for quarters ended March 31 and June 30, 2008 is not achieved but for quarters ended September 30, and December 31, 2008 is achieved

(5)	Annual revenue and EBIT guidance for year ended December 31, 2008 is achieved

(6)	Quarterly revenue and EBIT guidance for quarters ended March 31 and June 30, 2009 is not achieved

Vesting and/or Forfeitures:

Vesting and/or forfeitures are as follows:

(1)	1/4th of Shares will be forfeited as of January 1, 2008

(2)	1/16th of Shares will vest as of each of October 1, 2008 and January 1, 2009, based upon assumption (4) in this example, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date

(3)	an additional 2/16th of Shares will vest as of January 1, 2009, based upon assumption (5) in this example, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on such vesting date

(4)	an additional 2/16th of Shares will vest as of July 1, 2009, based upon assumption (1) in this example, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on such vesting date

(5)	1/16th of Shares will vest as of October 1, January 1, April 1, and July 1 of each year, beginning with October 1, 2009, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date (without regard to whether or not any revenue and EBIT guidance is achieved)

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EXHIBIT A

NIMBLEGEN SYSTEMS INC. 2000 STOCK OPTION

AND RESTRICTED STOCK PLAN

EXERCISE NOTICE

1. Exercise of Option. Effective as of today,                 , 20    , the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase                      shares of the Common Stock (the “Shares”) of NimbleGen Systems, Inc. (the “Company”) under and pursuant to the Company’s 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended (the “Plan”), and the Award Agreement dated as of January 30, 2007 (the “Award Agreement”). All terms used herein and not otherwise defined shall have the meaning set forth in the Plan, the Award Agreement, or in the form of stockholder agreement that is attached to the Award Agreement as Exhibit B (the “Stockholder Agreement”).

2. Representations of the Participant. The Participant acknowledges that the Participant has received and read and understands the Plan, the Award Agreement, and the Stockholder Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and the Stockholder Agreement is executed by the Participant, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised, subject to the terms of the Award Agreement.

The Participant shall enjoy rights as a Stockholder, subject to his Award Agreement and the Stockholder Agreement, until such time as the Participant disposes of the Shares or the Company and/or its assignee exercises its rights under Section 3.2 of the Stockholder Agreement or Section 2.3 of the Award Agreement. Upon such exercise, the Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Stockholder Agreement and/or the Award Agreement, and the Participant shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4. Delivery of Payment. The Participant delivers to the Company with this Exercise Notice payment of the Option Price for the Shares.

5. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator of the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all persons.

6. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of Wisconsin excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7. Notices. Any notice to the Company permitted or required hereunder shall be given in writing to the Company in care of its then Chairman at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

8. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

Participant:	Accepted by:
NIMBLEGEN SYSTEMS, INC.

By:
Print name:	Its:

A-2

EXHIBIT B

FORM OF

STOCKHOLDER AGREEMENT

WITH

NIMBLEGEN SYSTEMS, INC.

(Applicable to Shares Purchased By Exercise of Stock Options)

This Stockholder Agreement (the “Agreement”) dated as of this      day of                 ,                     , is by and between NimbleGen Systems, Inc., a Delaware corporation (the “Company”), and the person whose name appears on the signature page hereof (the “Participant”).

RECITALS

The Company granted the Participant an option (the “Option”) to purchase shares of the Company’s Common Stock pursuant to its 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended. The Company and the Participant entered into that certain Award Agreement dated January 30, 2007 (the “Award Agreement”) setting out the terms of such option grant. The Participant has purchased _______ shares of the Company’s Common Stock pursuant to the Award Agreement, which, together with all other such shares from time to time purchased by the Participant pursuant to the Award Agreement, including those shares purchased after the date of this Agreement, are the “Shares” hereunder.

The Company made its grant of the Option on certain terms and conditions including the requirement that the Participant and the Company would enter into this Agreement as a condition to the right to exercise the Option.

In consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below; all other capitalized terms shall have the meanings set forth elsewhere in this Agreement:

“Affiliate” means (i) any person directly or indirectly controlled by a holder of capital stock of the Company, in control of a holder of capital stock of the Company, or under common control with a holder of capital stock of the Company, (ii) any member, partner, subsidiary, officer, director or stockholder of a person or entity referred to in clause (i), and (iii) any other person or entity directly or indirectly in control of or under the control of any person or entity referred to in clause (ii). “Controlled,” “controlled by,” and “under common control with” shall mean direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise) of a person; provided, that common control shall be conclusively presumed between or among an individual and members of the immediate family (spouse, siblings, ancestors, descendants or the spouse of any of the foregoing) of such individual, an individual and a trust primarily for the benefit of such individual, or an immediate family member of such individual.

“Common Stock” means shares of the Company’s common stock, $.001 par value.

“Disability” has the meaning given in Section 2(i) of the Plan.

“Permitted Transfer” has the meaning set forth in Section 2.2.

“Restricted Shares” has the meaning given in the Award Agreement.

“Share(s)” has the meaning set forth in the Recitals.

“Stockholder” means any person who holds legal title to any issued and outstanding share of the Company’s Common Stock or preferred stock, and any stock into which any such class of stock is converted or exchanged.

“Transfer” or “Transfers” means, with respect to the Shares, any sale, pledge, hypothecation, gift, devise, distribution, or other disposition of Shares, including, but not limited to, any direct or indirect change in legal or beneficial ownership effected by any voluntary or involuntary disposition of Shares or by operation of law or by legal or equitable process.

“Vested Shares” has the meaning given in the Award Agreement.

ARTICLE II

RESTRICTIONS ON TRANSFER

2.1. General Restriction. No Transfer of the Shares may be made by the Participant (including, without limitation, an executor or personal representative, guardian, or conservator of the Participant), except pursuant to the terms of the Award Agreement, this Agreement, and in accordance with the terms of the Bylaws of the Company. Any Transfer of Shares which violates the terms of the Award Agreement or this Agreement shall be voidable by the Company, and neither the Company nor its transfer agent shall permit such transfer to be made on the stock records of the Company.

2.2. Permitted Transfers. The prohibition of Section 2.1 shall not apply to any Transfer of any interest in the Participant’s Shares, provided however that this Section 2.2 does not apply to Restricted Shares, (i) to his/her spouse or lineal descendant (hereafter “Immediate Family”) or a trust for the benefit of his/her Immediate Family, provided that the Participant retains the right to vote any Shares so transferred; (ii) upon the Participant’s death; (iii) as the result of any merger, consolidation, or share exchange involving the

Company; (iv) any exchange of existing Shares for other shares of the same or a different class or series in the Company, whether through the exercise of conversion rights or otherwise; or (v) to the Company (hereinafter a “Permitted Transfer”). The foregoing notwithstanding, a Transfer of Shares may not be made to a transferee described in clauses (i) or (ii) of the preceding sentence unless the transferee agrees to be bound by the terms of this Agreement applicable to Vested Shares, and in the case of a Transfer described in clauses (iii) and (iv), the shares received in exchange for the Shares will remain subject to this Agreement and treated as “Shares” hereunder.

ARTICLE III

TRANSFER OF STOCK – GENERAL

3.1. Third Party Offers. If the Participant receives a bona fide written offer (“Offer”) from a third party to purchase some or all of the Vested Shares registered in his name and the Participant desires to accept that offer (except for a Permitted Transfer), the Participant shall give written notice to the Company (the “Sale Notice”) of his desire to transfer such Vested Shares and, in that event, the Company shall have the rights granted herein.

3.2. Company Option. The Company shall have an option to purchase all or any portion of the Vested Shares which are the subject of a Sale Notice at the lesser of the price specified in the Offer or Fair Market Value, as determined under Section 3.5, and on the terms specified in Sections 3.6 and 3.7. The Company shall have thirty (30) days after delivery of the Sale Notice to exercise its option (the “Company Option Period”). This option may be exercised by giving written notice of exercise (the “Exercise Notice”) to the Participant during the Company Option Period. Delivery of the Exercise Notice shall obligate the Company to purchase and the Participant to sell the Shares of the Participant identified in the Exercise Notice on the terms provided in this Article III.

3.3. Sale to Third Party. If the Company, after receiving the Sale Notice, fails to exercise its option as provided in Section 3.2, or if it declines to exercise the same, the Participant shall be entitled to transfer the Vested Shares to the third party on the terms contained in the Offer, and shall be entitled to have his Vested Shares transferred on the books of the Company, but only if the third party purchaser agrees to be bound by the terms of this Agreement applicable to Vested Shares. If the Participant fails to close the transfer of his Vested Shares within sixty (60) days after the option of the Company has expired or been waived, the restrictions contained in this Article III shall again apply and must be met prior to effecting any transfer of Vested Shares. Any transfer of Vested Shares by the Participant to any unaffiliated third party shall comply with all applicable securities laws, and the Company may refuse to transfer any Vested Shares unless it receives such assurance and opinions from legal counsel acceptable to the Company that any such transfer is in compliance with all applicable securities laws.

3.4. Drag-Along Rights.

(a) If one or more Stockholders (the “Controlling Stockholder”) wishes to sell all or part of the capital stock of the Company owned by the Controlling Stockholder that represents fifty percent (50%) or more of all the voting power of all classes of stock of the Company then outstanding in one transaction, or a series of related transactions, to a third-party who is not an Affiliate of such Controlling Stockholder (a “Sale Transaction”), such Controlling Stockholder may, in its sole discretion, require the Participant to sell all or the same proportionate amount of Shares (including Restricted Shares at the Controlling Stockholder’s option, in which case the Shares to be sold will become Vested Shares) as the Controlling Stockholder in accordance with this Section 3.4 (“Drag-Along Rights”). If the Controlling Stockholder exercises its Drag-Along Rights, the Participant shall be required to sell his/her Shares or a portion of his/her Shares at a purchase price per Share and upon the same terms as the shares of the Controlling Stockholder.

(b) The Controlling Stockholder who desires to exercise its Drag-Along Rights shall deliver a notice to the Participant and the Company setting forth the terms of the Sale Transaction (including the proposed closing date for the Sale Transaction), and provide all documents required to be executed by the Participant in order to consummate such Sale Transaction. The Participant shall deliver to the Controlling Stockholder at least seven (7) business days prior to the proposed closing date referred to above all documents and certificates, correctly endorsed and executed, necessary to close the Sale Transaction. If the Participant fails to deliver such documents to the Controlling Stockholder, the Company shall cause its books and records to show that the Shares held by the Participant have been transferred pursuant to the provisions of this Section 3.4.

(c) The Controlling Stockholder shall have one hundred twenty (120) days from the date of the notice described in subsection 3.4(b) above, to consummate any Sale Transaction and, promptly after such consummation, shall notify the Company and the Participant to that effect. The Controlling Stockholder shall also cause to be remitted to the Participant the proceeds attributable to the sale of the Participant’s Shares not later than three (3) business days after the closing of the Sale Transaction. If any Sale Transaction is not consummated prior to the expiration of the one-hundred twenty (120) day period referred to in this Section, the Controlling Stockholder may not thereafter consummate the proposed Sale Transaction (without complying again with subsection 3.4(b) above) and shall return to the Participant all documents previously delivered to the Controlling Stockholder in connection with such Sale Transaction.

3.5. Fair Market Value. For purposes of this Article III, “Fair Market Value” as of any applicable date, shall mean the Fair Market Value, as defined in the Plan, except that, in the absence of an established market for the Common Stock, such Fair Market Value shall be determined by appraisal as provided in this Section 3.5. For such purposes, “Fair Market Value determined by appraisal” as of any date shall mean the price at which a willing buyer and a willing seller, with neither under compulsion to act, then would buy and sell the Shares subject to purchase hereunder, assuming the continuation of the Company as a going concern, as determined by an independent appraiser experienced in valuations of privately held businesses who is selected in good faith by the Board of Directors of the Company (the “Appraiser”). In determining such Fair Market Value, the Appraiser shall apply any appropriate minority interest, marketability (lack thereof) or other discounts. For the purposes of this Agreement, the determination of the Appraiser shall be conclusive and binding on all parties concerned. Promptly after its receipt of the Appraiser’s written appraisal report setting forth the Fair Market Value, the Company shall deliver a copy of such report to the Participant. The Company shall bear the entire cost of any such appraisal performed pursuant hereto.

3.6. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 3.2 of this Agreement, the Company, shall, within thirty (30) days of the delivery to the Participant of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds $10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 3.7, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. Any promissory note issued hereunder shall provide that all sums not yet due and payable thereunder shall be and become immediately due and payable upon any Change in Control (as defined in Section 2(e) of the Plan) of the Company. The parties may, by written agreement, alter or modify the payment schedule provided herein.

3.7. Closing.

(a) The closing date (the “Closing Date”) for the purchase of any Shares pursuant to this Article III shall be the date the Shares are endorsed and delivered to the purchaser and the purchaser has tendered to the Participant the consideration required by this Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the purchaser to the Participant.

(b) The Closing Date shall occur on the business day designated by the Company, but not later than sixty (60) days following the delivery of the applicable Exercise Notice described in Section 3.2. The Company and the Participant agree to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledge that time is of the essence.

ARTICLE IV

STOCK LEGEND

All certificates representing Shares now owned or hereafter acquired by a party to this Agreement or their transferee(s) shall bear a legend in substantially the form set forth below:

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, MANDATORY SALE UPON THE HAPPENING OF CERTAIN EVENTS, AND VOTING RESTRICTIONS AS SET FORTH IN CERTAIN AGREEMENTS BETWEEN THE ORIGINAL HOLDER OF THE SHARES AND THE COMPANY, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SHARES MAY NOT BE PLEDGED, SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY REASONABLY ACCEPTABLE TO IT STATING THAT SUCH PLEDGE, SALE, TRANSFER OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW.

ARTICLE V

MARKET STAND-OFF AGREEMENT

The Participant hereby agrees, if so requested by the managing underwriters or the Company in connection with an initial public offering of the Company’s Common Stock, that, without the prior written consent of such managing underwriters, the Participant will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, assign any legal or beneficial interest in or make a distribution of any capital stock of the Company held by or on behalf of the Participant or beneficially owned by the Participant in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company’s initial public offering.

ARTICLE VI

CERTAIN MARITAL TRANSFERS

The creation or existence of any interest in any Shares which interest is acquired or owned by the spouse or former spouse of any Stockholder as community or marital property during marriage, as a result of property division or other award or Transfer upon dissolution of the marriage, or as a result of any allowance or assignment of property under any applicable community or marital property law (a “Marital Transfer”) shall be permitted by, and deemed in compliance with, this Agreement; provided, however, that the following conditions are satisfied: (a) the Shares in which such an interest is created or exists are and continue to be (1) held of record in the name of such Stockholder and (2) managed and controlled by such Stockholder, and (b) the spouse or former spouse shall have executed a spousal consent and acknowledgement in the form attached to the Award Agreement. At the first such time when either of the conditions in the foregoing provision cease to be satisfied with respect to any Shares, an Offer shall be deemed to have been given with respect to such Shares. This Article VI shall not apply to a Permitted Transfer of Vested Shares in accordance with Section 2.2, above.

ARTICLE VII

GENERAL PROVISIONS

7.1. Further Assurances. Subject to the terms and conditions herein provided, each party hereto agrees to use its reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable, within applicable laws and regulations to consummate and make effective, as soon as practicable, the transactions contemplated by this Agreement. If at any time before or after the date of this Agreement any further action is reasonably necessary, proper or advisable to carry out the purposes of this Agreement, as soon as reasonably practicable each party hereto shall at the expense of the requesting party take all such reasonably necessary, proper or advisable action to effectuate such purposes.

7.2. Governing Law; Jurisdiction. The interpretation and construction of this Agreement and the resolution of any disputes arising out or of in connection with this Agreement or any breach hereof, shall, unless otherwise expressly provided, be governed by and be construed in accordance with the internal law of the State of Wisconsin without regard to the conflicts of laws principles thereof.

7.3. Remedies. The parties agree that any breach of this Agreement by any party hereto will cause the other parties hereto irreparable harm and that damages will not constitute an adequate remedy. Accordingly, the parties agree that injunctive relief, including, without limitation, the issuance of a temporary, preliminary or permanent injunction is an appropriate and proper remedy for any breach hereof, in addition to any award of damages which may be proven.

7.4. Notices. Any notice to be given to the Company under the terms of this Agreement shall be given in writing to the Company in care of its Chairman at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

7.5. Entire Agreement; Amendments. This Agreement, the Award Agreement and the Exercise Notice constitute a complete statement of all of the arrangements between the parties as of the date hereof with respect to the transactions contemplated hereby, and thereby supersedes all prior agreements and understandings between them with respect thereto and cannot be changed or terminated orally.

7.6. Termination. Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement shall terminate and be of no further force or effect upon the earlier of (a) merger of the Company pursuant to which Stockholders of the Company receive securities of a buyer whose securities are publicly traded; or (b) consummation by the Company of a public offering of its equity securities pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Upon termination of Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement, as herein provided, each Stockholder may deliver the certificates of his or her Shares to the secretary of the Company and have the certificates reissued, without the legend required under this Agreement appropriately modified.

7.7. Headings and Defined Terms. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

7.8. Recitals. The recitals, first stated above, are an integral part of this Agreement and are incorporated herein.

7.9. Successors. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, their heirs, successors and assigns.

7.10. No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a wavier or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

7.12. Severability. The invalidity of any provision in this Agreement shall not affect the validity of any other provision.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

NIMBLEGEN SYSTEMS, INC., a Delaware corporation (the “Company”)

By:
Its:

Participant:

Print name:

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	NIMBLEGEN SYSTEMS, INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”), the undersigned employee, director or advisor (“Participant”) represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date: , 20

C-2

NIMBLEGEN SYSTEMS, INC.

AWARD AGREEMENT

This Award Agreement, entered into as of January 30, 2007, is between NimbleGen Systems, Inc., a Delaware corporation (the “Company”), and Stanley D. Rose (“Executive”).

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the “Board”) desires to induce Executive to provide services to the Company and/or any of its Subsidiaries and to provide Executive with a stronger incentive to strive for the continued success and growth of the Company and its Subsidiaries.

NOW THEREFORE, in consideration of the benefits that the Company expects to be derived in connection with the services to be hereafter rendered by Executive, the Company and Executive hereby agree as follows:

ARTICLE I

Certain Definitions

1.1. “Account” shall mean a bookkeeping account being administered for the benefit of Executive under this Agreement, as described in Section 2.1.

1.2. “Award (regular)” shall mean the amount of compensation credited to a subaccount of Executive’s Account from time to time in accordance with this Award Agreement. Subject to vesting and adjustment as described in Article III, the Award (regular) shall be Two Hundred Sixty Five Thousand Five Hundred and 00/100 Dollars ($265,500).

1.3. “Award (milestone-based)” shall mean the amount of compensation credited to a subaccount of Executive’s Account from time to time in accordance with this Award Agreement. Subject to vesting and adjustment as described in Article III, the Award (milestone-based) shall be One Hundred Six Thousand Two Hundred and 00/100 Dollars ($106,200).

1.4. “Award Units (regular)” shall mean the number of Four Hundred Fifty Thousand (450,000), subject to proportionate adjustment as determined by the Board in the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event in each case occurring after the date of this Agreement.

1.5. “Award Units (milestone-based)” shall mean the number of One Hundred Eighty Thousand (180,000), subject to proportionate adjustment as determined by the Board in the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event in each case occurring after the date of this Agreement.

1.6. “Base Amount” shall mean the amount of One Dollar and Fifteen Cents ($1.15) subject to proportionate adjustment as determined by the Board in the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event in each case occurring after the date of this Agreement.

1.7. “Cause” shall mean the occurrence of any one or more of the following: (i) Executive’s repeated failure to perform work reasonably assigned to Executive in a competent, diligent and satisfactory manner as determined by the Board in its reasonable judgment; (ii) Executive’s willful commission of any material act of dishonesty or disloyalty involving the Company or any Subsidiary; (iii) Executive’s chronic absence from work other than by reason of a serious health condition; (iv) Executive’s commission of a crime which, in the reasonable judgment of the Board, is substantially related to the circumstances of Executive’s position with the Company or any Subsidiary or which has a material adverse effect on the business of the Company or any Subsidiary; or (v) the willful engaging by Executive in conduct which is demonstrably and materially injurious to the Company or any Subsidiary. For purposes of this Agreement, no act, or failure to act, on Executive’s part will be deemed “willful” unless done, or omitted to be done, by Executive not in good faith.

1.8. “Change in Control” shall mean the occurrence of any of the following events:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding voting securities, provided, however, no change of control shall be deemed to occur as a result of an acquisition of voting securities of the Company by any other corporation or entity where immediately following such acquisition, more than 50% of the total voting power represented by such entity’s then outstanding voting securities is owned by the individuals and entities owning the Company’s outstanding voting securities, in substantially the same proportions, immediately prior to such acquisition;

(b) a merger or consolidation of the Company with another corporation in which the Company is not the survivor, provided, however, no change of control shall be deemed to occur if immediately following such merger or consolidation, more than 50% of the total voting power represented by such other corporation’s then outstanding voting securities is owned by the individuals and entities owning the Company’s outstanding voting securities, in substantially the same proportions, immediately prior to such merger or consolidation; or

(c) the sale or disposition by the Company of all or substantially all the Company’s assets, provided, however, no change of control will be deemed to occur if such sale or disposition is to another entity where, immediately following such transaction, more than 50% of the total voting power represented by such entity’s then outstanding voting securities is owned by the individuals and entities owning the Company’s outstanding voting securities, in substantially the same proportions, immediately prior to such transaction.

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Following an event described in any of the provisos to clauses (a), (b), or (c), above, the acquiring, successor, or transferee entity, as the case may be, will thereafter be treated as the Company for purposes of this definition.

1.9. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.10. “Common Stock” shall mean the $0.001 par value common stock of the Company.

1.11. “Determination Date” shall mean the date of the first to occur of (a) the termination of Executive’s employment with the Company and its Subsidiaries for any reason including death or Disability or (b) January 1, 2011.

1.12. “Disability” shall have the meaning assigned to that term in the Company’s long-term disability plan, or if the Company does not have such a plan, “Disability” shall have the meaning assigned to the term “total and permanent disability” in Section 22(e)(3) of the Code.

1.13. “Employment” shall mean Executive is providing services to the Company and/or its Subsidiaries only either as Chief Executive Officer of the Company or in any other capacity, which may be as a non-employee, mutually agreed to by Executive and the Board, and “employment” and related terms (such as, e.g., “in the employ” and “employed”) in this Agreement shall be understood to refer only to any such services in any such capacity. Notwithstanding the foregoing, Executive shall not be deemed to have terminated employment with the Company and its Subsidiaries unless and until he has “separated from service” within the meaning of Section 409A of the Code or any guidance promulgated thereunder.

1.14. “Fair Market Value” as of any applicable date, shall mean the value of a share of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or national market system, its Fair Market Value shall be the closing sales price for such stock (or the mean between the high bid and low asked prices, if no sales were reported) as quoted on such exchange or system for the date in question, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date in question; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined by appraisal as hereinafter provided in Section 5.1 hereof.

1.15. “Good Reason” shall mean, without Executive’s consent, the occurrence of any one or more of the following during Executive’s employment with the Company or any Subsidiary: (a) any reduction by the Company of Executive’s duties or responsibilities, any adverse change by the Company in Executive’s reporting position, or any change by the Company in Executive’s

3

job requirements imposing job requirements inconsistent with those customarily incident to the office of president or chief executive officer which reduction or change in reporting position or job requirements is material based on Executive’s overall responsibilities, authority and job requirements (ignoring incidental duties and job requirements, as the case may be) prior to and after such reduction or change which remains uncured, if cure thereof is necessary, ten (10) business days after Executive has given written notice to the Company which specifies such reduction or change and Executive’s objection thereto; (b) any job requirement imposed by the Company that Executive change his principal residence or that there be a change in Executive’s places of work or in Executive’s allocation of time to his places of work; or (c) any material breach of this Agreement by the Company or any breach of any obligation of the Company for the payment or provision of compensation or other benefits to Executive or any other material obligation of the Company to Executive, which remains uncured ten (10) business days after Executive has given written notice to the Company which specifies the breach.

1.16. “Maximum Appreciated Amount” shall mean the amount of One and 74/100 Dollars ($1.74), subject to proportionate adjustment as determined by the Board in the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event in each case occurring after the date of this Agreement.

1.17. “Subsidiary” or “Subsidiaries” shall mean any subsidiary entity, or all subsidiary entities, as the case may be, of the Company, including any subsidiary corporation or corporations of the Company as defined in Section 424(f) of the Code.

ARTICLE II

Account and Grant of Awards

2.1. Establishment of Account. Effective as of the date of this Agreement, the Company shall establish on its books a separate account in Executive’s name known as the “Rose Incentive Compensation Account,” having a subaccount “Rose Incentive Compensation Account—Award (regular)” and a subaccount “Rose Incentive Compensation Account—Award (milestone-based).” The Account shall be used to determine the incentive compensation to which Executive may be entitled under this Agreement.

2.2. Awards. Effective as of the date of this Agreement,, the Company shall separately record in the appropriate subaccount of Executive’s Account (a) the Award (regular) and (b) the Award (milestone-based).

ARTICLE III

Vesting, Adjustment and Distribution of Award (regular)

3.1. Vesting of Award (regular).

(a) The vesting schedule for the Award (regular) is as follows: Except as otherwise provided in this Section 3.1, the Award (regular) will vest as to one-fourth of the Award (regular) on January 1, 2008, and an additional 1/16th of the Award (regular)

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will vest as of each April 1, July 1, October 1 and January 1 thereafter, provided that Executive is still in the employ of the Company or any of its Subsidiaries on each vesting date.

(b) Notwithstanding the foregoing, the Award (regular) will become fully vested upon the first to occur of the following: (i) Executive’s death or Disability while in the employ of the Company or any of its Subsidiaries, or (ii) the termination by the Company of Executive’s employment with the Company and its Subsidiaries (other than a termination for Cause) or the termination by Executive of such employment with Good Reason, in either case within the period commencing on the one hundred eightieth (180th) day prior to the occurrence of a Change in Control and ending on the two year anniversary of the occurrence of the Change in Control.

(c) Notwithstanding any term or implication herein to the contrary, if Executive’s termination of employment with the Company and/or any of its Subsidiaries prior to or on the Determination Date is a termination for Cause, the entire portion of the Award (regular) that then is unvested shall be forfeited upon such termination of employment.

3.2. Adjustment of Award (regular).

(a) On the Determination Date, if the Fair Market Value as of the Determination Date is less than the Maximum Appreciated Amount but is not less than the Base Amount, then the Award (regular) credited to the appropriate subaccount of Executive’s Account shall be adjusted to be the amount equal to the product obtained by multiplying (i) the Award Units (regular) times (ii) the net amount of such Fair Market Value less the Base Amount; if such Fair Market Value is equal to or less than the Base Amount, the Award (regular) credited to the appropriate subaccount of Executive’s Account shall be adjusted to be zero.

(b) On the Determination Date, the Award (regular) credited to the appropriate subaccount of Executive’s Account after any adjustment thereof pursuant to Section 3.2(a) hereof shall be adjusted to be the amount equal to the product obtained by multiplying (i) such Award (regular) times (ii) the portion (expressed as a percentage) thereof that is vested and has not been forfeited in accordance with Section 3.1.

3.3. Distribution of Award (regular). The Award (regular) credited to the appropriate subaccount of Executive’s Account after adjustment pursuant to Section 3.2 hereof shall be paid to Executive in a lump sum no later than on the ninetieth (90th) day after the Determination Date, subject to Section 5.2 hereof.

ARTICLE IV

Vesting, Adjustment and Distribution of Award (milestone-based)

4.1. Vesting of Award (milestone-based).

(a) The vesting schedule for the Award (milestone-based) is as follows: Except as otherwise provided in this Section 4.1, the Award (milestone-based) will vest (i) as to up to 1/4th of the Award (milestone-based) as of January 1 of each year, beginning with January 1, 2008, provided that the Company has achieved the annual revenue and EBIT guidance in its annual

5

budget approved by the Board covering the calendar year ending immediately prior to such vesting date, and (ii) as to 1/16th of the Award (milestone-based) on April 1, July 1, October 1 of such calendar year and January 1 of the following year if the Company has achieved the quarterly revenue and EBIT guidance in its quarterly budget approved by the Board covering the calendar quarter ending immediately prior to such vesting date. For clarity, no more than 1/4th of the Award (milestone-based) may vest pursuant to the preceding sentence with respect to any calendar year (see Schedule 4.1(b), example 3, vesting rules 2 and 3 for an example of the application of this sentence).

(b) Notwithstanding the foregoing, from and after the occurrence of a Change in Control, the Award (milestone-based), to the extent not then forfeited pursuant to Section 4.1(c) hereof and to the extent then unvested, will vest as to one-fourth of the Award (milestone-based) on January 1, 2008, and an additional 1/16th of the Award (milestone-based) will vest as of each April 1, July 1, October 1 and January 1 thereafter without regard to whether any revenue and EBIT guidance is achieved for any period. Schedule 4.1(b) sets forth examples of the vesting of the Award (milestone-based) under paragraphs (a)-(c) of this Section 4.1.

(c) Subject to 4.1(b) hereof, the Award (milestone-based) will be forfeited as of January 1 of each year, beginning with January 1, 2008, as to such portion (up to all) of the 1/4th of the Award (milestone-based) that, pursuant to the second sentence of Section 4.1(a) hereof, was subject to vesting during the immediately preceding calendar year and is not vested as of such January 1.

(d) Notwithstanding the foregoing, except as to such portion(s) of the Award (milestone-based) that have been forfeited as provided in Section 4.1(c) hereof, the Award (milestone-based) will become fully vested upon the first to occur of the following: (i) Executive’s death or Disability while in the employ of the Company or any of its Subsidiaries, or (ii) the termination by the Company of Executive’s employment with the Company and its Subsidiaries (other than a termination for Cause) or the termination by Executive of such employment with Good Reason, in either case within the period commencing on the one hundred eightieth (180th) day prior to the occurrence of a Change in Control and ending on the two year anniversary of the occurrence of the Change in Control.

(e) Notwithstanding any term or implication herein to the contrary, if Executive’s termination of employment with the Company and/or any of its Subsidiaries prior to or on the Determination Date is a termination for Cause, the entire portion of the Award (milestone-based) that then is unvested shall be forfeited upon such termination of employment.

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4.2. Adjustment of Award (milestone-based).

(a) On the Determination Date, if the Fair Market Value as of the Determination Date is less than the Maximum Appreciated Amount but is not less than the Base Amount, then the Award (milestone-based) credited to the appropriate subaccount of Executive’s Account shall be adjusted to be the amount equal to the product obtained by multiplying (i) the Award Units (milestone-based) times (ii) the net amount of such Fair Market Value less the Base Amount; if such Fair Market Value is equal to or less than the Base Amount, the Award (milestone-based) credited to the appropriate subaccount of Executive’s Account shall be adjusted to be zero.

(b) On the Determination Date, the Award (milestone-based) credited to the appropriate subaccount of Executive’s Account after any adjustment thereof pursuant to Section 4.2(a) shall be adjusted to be the amount equal to the product obtained by multiplying (i) such Award (milestone-based) times (ii) the portion (expressed as a percentage) thereof that is vested and has not been forfeited in accordance with Section 4.1.

4.3. Distribution of Award (milestone-based). The Award (milestone-based) credited to the appropriate subaccount of Executive’s Account after adjustment pursuant to Section 4.2 hereof shall be paid to Executive in a lump sum no later than on the ninetieth (90th) day after the Determination Date, subject to Section 5.2 hereof.

ARTICLE V

Miscellaneous

5.1. Fair Market Value determined by Appraisal. For purposes of this Agreement, “Fair Market Value determined by appraisal” as of any date as contemplated by Section 1.14(c) hereof shall mean the price at which a willing buyer and a willing seller, with neither under compulsion to act, then would buy and sell a share of Common Stock, assuming the continuation of the Company as a going concern, as determined by an independent appraiser experienced in valuations of privately held businesses who is selected in good faith by the Board (the “Appraiser”). In determining such Fair Market Value, the Appraiser shall apply any appropriate minority interest, marketability (lack thereof) or other discounts. For the purposes of this Agreement, the determination of the Appraiser shall be conclusive and binding on all parties concerned. Promptly after its receipt of the Appraiser’s written appraisal report setting forth the Fair Market Value, the Company shall deliver a copy of such report to Executive. The Company shall bear the entire cost of any such appraisal performed pursuant hereto.

5.2. Delay of Payments if Required by Section 409A. If the amount to be paid to Executive pursuant to Section 3.3 or Section 4.3 hereof would be subject to a penalty under Section 409A of the Code because Executive is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) or any guidance promulgated thereunder and no other exceptions to the penalty are available, such payment will be delayed until the earliest date permissible following the date when such payment otherwise would have been made in accordance with Section 3.3 or Section 4.3 hereof, as the case may be, at which point any such delayed payment will be paid to Executive in a lump sum.

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5.3. Beneficiary Designation. If Executive’s death should occur prior to the payment of all amounts due hereunder, any amounts otherwise payable to him shall be paid to such beneficiary or beneficiaries as Executive may have last designated in a writing delivered to the Secretary of the Company, which shall be in the form of Exhibit A attached hereto or such other form as the Board may from time to time adopt for such purpose. If no effective beneficiary designation has been made, or if any designated beneficiary shall predecease Executive, such payments shall be made to Executive’s estate. If any designated beneficiary should survive, Executive, but die before payment of all amounts due hereunder, such payment shall, unless Executive shall have designated otherwise, be made to such beneficiary’s estate. The Company shall have no responsibility for the validity of any beneficiary designation made by Executive or any of his designated beneficiaries and shall be fully protected if it acts thereon in good faith.

5.4 Withholding. The Company shall deduct from any payments made to Executive or his designated beneficiary or beneficiaries under this Agreement any federal, state, local or other taxes or charges which the Company is from time to time required to deduct under applicable law. The Company shall have the right to rely upon an opinion of legal counsel or its independent accountant as to the amount to be so deducted.

5.5. Nontransferability of Benefits. Except as is specifically provided otherwise in Section 5.3 hereof and to the extent permitted by law, the right of Executive, any beneficiary of Executive or any other person claiming by or in his right to receive any payment hereunder shall not be subject to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind, and no payments due hereunder shall be subject in any manner to the debts or liabilities of Executive or any other person. Any attempt by Executive, any beneficiary of Executive or any other person to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments, whether presently or thereafter payable, shall be null and void and without legal effect.

5.6. Notices. Any notice to be given to the Company under the terms of this Award Agreement shall be given in writing to the Company in care of its then Chairman at its then principal place of business. Any notice to be given to Executive may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at Executive’s or the Company’s address.

5.7. Governing Law. This Award Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Wisconsin, without giving effect to the principles of conflicts of laws.

5.8. No Employment Rights. This Award Agreement shall not confer upon Executive any right with respect to continuation of employment by the Company and/or any of its Subsidiaries or service on the Board, nor shall it interfere in any way with the right of the Company and/or any of its Subsidiaries to terminate Executive’s employment (except as otherwise provided in any written employment agreement between Executive and the Company and/or any of its Subsidiaries) or service on the Board at any time.

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5.9. Independence of Agreement. It is intended that this Agreement be construed and implemented independently of any and all other employee benefit plans, fringe benefit programs or compensation arrangements of the Company. Accordingly, except as otherwise determined by the Board, the benefits payable and payments made hereunder shall not be deemed a part of Executive’s regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor shall they or this Agreement have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement.

5.10. Multiple Copies. One or more copies of this Award Agreement may be executed, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed as of the date and year first above written.

NIMBLEGEN SYSTEMS, INC.

By:	/s/ Thomas M. Palay
Thomas M. Palay,
Vice-Chairman of the Board of Directors and Vice President

The undersigned Executive hereby accepts the foregoing Awards and agrees to the several terms and conditions hereof.

Executive:

/s/ Stanley D. Rose
Stanley D. Rose

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Schedule 4.1(b)

Example 1:

Assumptions:

(1)	Change in Control occurs on November 30, 2007

(2)	Quarterly revenue and EBIT guidance for quarters ended March 31, June 30 and September 30, 2007 is not achieved

Vesting and/or Forfeitures:

Vesting and/or forfeitures are as follows:

(1)	There is no forfeiture.

(2)	1/4th of Award (milestone-based) will vest as of January 1, 2008, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on such vesting date

(3)	1/16th of Award (milestone-based) will vest as of April 1, July 1, October 1 and January 1 of each year, beginning with April 1, 2008, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date (without regard to whether or not any revenue and EBIT guidance is achieved)

Example 2:

Assumptions:

(1)	Change in Control occurs on January 1, 2008

(2)	Quarterly revenue and EBIT guidance for quarters ended March 31, June 30, September 30, and December 31, 2007 is not achieved

(3)	Annual revenue and EBIT guidance for year ended December 31, 2007 is not achieved

Vesting and/or Forfeitures:

Vesting and/or forfeitures are as follows:

(1)	1/4th of Award (milestone-based) will be forfeited as of January 1, 2008

(2)	1/16th of Award (milestone-based) will vest as of April 1, July 1, October 1 and January 1 of each year, beginning with April 1, 2008, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date (without regard to whether or not any revenue and EBIT guidance is achieved)

Example 3:

Assumptions:

(1)	Change in Control occurs on January 1, 2009

(2)	Quarterly revenue and EBIT guidance for quarters ended March 31, June 30, September 30, and December 31, 2007 is not achieved

(3)	Annual revenue and EBIT guidance for year ended December 31, 2007 is not achieved

(4)	Quarterly revenue and EBIT guidance for quarters ended March 31 and June 30, 2008 is not achieved but for quarters ended September 30, and December 31, 2008 is achieved

(5)	Annual revenue and EBIT guidance for year ended December 31, 2008 is achieved

Vesting and/or Forfeitures:

Vesting and/or forfeitures are as follows:

(1)	1/4th of Award (milestone-based) will be forfeited as of January 1, 2008

(2)	1/16th of Award (milestone-based) will vest as of each of October 1, 2008 and January 1, 2009, based upon assumption (4) in this example, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date

(3)	an additional 2/16th of Award (milestone-based) will vest as of January 1, 2009, based upon assumption (5) in this example, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on such vesting date

(4)	1/16th of Award (milestone-based) will vest as of April 1, July 1, October 1 and January 1 of each year, beginning with April 1, 2009, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date (without regard to whether or not any revenue and EBIT guidance is achieved)

ii

Example 4:

Assumptions:

(1)	Change in Control occurs on July 1, 2009

(2)	Quarterly revenue and EBIT guidance for quarters ended March 31, June 30, September 30, and December 31, 2007 is not achieved

(3)	Annual revenue and EBIT guidance for year ended December 31, 2007 is not achieved

(4)	Quarterly revenue and EBIT guidance for quarters ended March 31 and June 30, 2008 is not achieved but for quarters ended September 30, and December 31, 2008 is achieved

(5)	Annual revenue and EBIT guidance for year ended December 31, 2008 is achieved

(6)	Quarterly revenue and EBIT guidance for quarters ended March 31 and June 30, 2009 is not achieved

Vesting and/or Forfeitures:

Vesting and/or forfeitures are as follows:

(1)	1/4th of Award (milestone-based) will be forfeited as of January 1, 2008

(2)	1/16th of Award (milestone-based) will vest as of each of October 1, 2008 and January 1, 2009, based upon assumption (4) in this example, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date

(3)	an additional 2/16th of Award (milestone-based) will vest as of January 1, 2009, based upon assumption (5) in this example, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on such vesting date

(4)	an additional 2/16th of Award (milestone-based) will vest as of July 1, 2009, based upon assumption (1) in this example, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on such vesting date

(5)	1/16th of Award (milestone-based) will vest as of October 1, January 1, April 1, and July 1 of each year, beginning with October 1, 2009, provided that the Participant is still in the employ of the Company and/or any of its Subsidiaries on each such vesting date (without regard to whether or not any revenue and EBIT guidance is achieved)

iii

Exhibit A

Beneficiary Designation

1. I hereby revoke any and all previous beneficiary designations and designate the following beneficiary or beneficiaries to receive any benefit which becomes payable under that certain Award Agreement dated as of January 30, 2007, between NimbleGen Systems, Inc. and me to which the form of this Beneficiary Designation is attached (the “Agreement”) after my death. I reserve the right, at any time, to revoke, alter, or amend this designation in any manner, and I recognize that the Beneficiary Designation on file with the Company at the time of my death will be controlling.

2. I hereby direct that the person(s) indicated below are to receive any benefit payable under the Agreement after my death:

Name, Address and SSN of Beneficiary	Percentage of Benefit Payable

100%

INSTRUCTIONS: Enter the full name and current address of each beneficiary. If more than one beneficiary is named, each will receive an equal share unless otherwise indicated above.

3. I understand that if no beneficiary survives me, any benefit due to me under the Agreement will be paid to my estate. I further understand that if any person designated as a beneficiary predeceases me, any amount otherwise payable to such beneficiary will be reallocated to those persons designated as beneficiaries who survive me.

(Print Name)	Date